Exhibit (c)(7)

Confidential Presentation to the Special Committee June 17, 2020

Confidential These materials have been prepared by Evercore Group L.L.C. (“Evercore”) for the Special Committee of the Board of Directors (the “Committee”) of GCI Liberty, Inc. (“GLIB” or the “Company”) to whom such materials are directly addressed and delivered and may not be used or relied upon for any purpose other than as specifically contemplated by a written agreement with Evercore. These materials are based on information provided by or on behalf of the Committee, including from Company management, and/or other potential transaction participants, or from public sources or otherwise reviewed by Evercore. Evercore assumes no responsibility for independent investigation or verification of such information and has relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance prepared by or reviewed with the management of the Company and/or other potential transaction participants or obtained from public sources, Evercore has assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These materials were designed for use by specific persons familiar with the business and affairs of the Company. These materials are not intended to provide the sole basis for evaluating, and should not be considered a recommendation with respect to, any transaction or other matter. These materials have been developed by and are proprietary to Evercore and were prepared exclusively for the benefit and internal use of the Committee. These materials were compiled on a confidential basis for use by the Committee in evaluating the potential transaction described herein and not with a view to public disclosure or filing thereof under state or federal securities laws, and may not be reproduced, disseminated, quoted or referred to, in whole or in part, without the prior written consent of Evercore. These materials do not constitute an offer or solicitation to sell or purchase any securities and are not a commitment by Evercore (or any affiliate) to provide or arrange any financing for any transaction or to purchase any security in connection therewith. Evercore assumes no obligation to update or otherwise revise these materials. These materials may not reflect information known to other professionals in other business areas of Evercore and its affiliates. Evercore and its affiliates do not provide legal, accounting or tax advice. Accordingly, any statements contained herein as to tax matters were neither written nor intended by Evercore or its affiliates to be used and cannot be used by any taxpayer for the purpose of avoiding tax penalties that may be imposed on such taxpayer. Each person should seek legal, accounting and tax advice based on his, her or its particular circumstances from independent advisors regarding the impact of the transactions or matters described herein.

Confidential Table of Contents Section GLIB Preliminary Financial Analysis I LBRD Preliminary Financial Analysis II Transaction Proposal Preliminary Analysis III Appendix

Confidential I. GLIB Preliminary Financial Analysis

Confidential

GLIB Corporate Structure Overview

($ in millions, except per share data)

Corporate Structure

Liberty Management's O/S of LBRD	
Voting Control [1]	50.1%
Economic Ownership [2]	6.0%

Liberty Management's O/S of GLIB	
Voting Control [1]	36.4%
Economic Ownership [2]	7.7%



Liberty Management
GCI Liberty
23.3%
Liberty Broadband
2.6%[3]
26.2%[4]
Charter Communications
MEV: $128.7bn
TEV: $204.9bn
100.0%
Skyhook
GCI
100.0%
evite
100.0%
lendingtree
26.3%
MEV: $3.9bn
TEV: $4.5bn

★ Indicates Publicly Traded Company

Relative Valuation

	GLIB	LBRD
Common Share Price (as of 6/9/20)		
Series A	$71.18	$130.11
Series B	71.20	132.53
Series C	-	132.64
Diluted Shares Outstanding		
Series A	102.022	26.496
Series B	4.752	2.452
Series C	-	154.034
Fully Diluted Shares Outstanding [5]	**106.774**	**182.982**
Equity Value	**$7,600**	**$24,203**
Plus: Debt (3/31/20)	3,353	573
Less: Cash (3/31/20)	(569)	(19)
Net Debt without Preferred Stock	**$2,784** [6]	**$555**
Plus: Preferred Stock (3/31/20)	178	-
Net Debt with Preferred Stock	**$2,962**	**$555**
Total Enterprise Value	**$10,562**	**$24,758**

Source: Factset (as of 6/9/20), Company Filings
Note: Unless otherwise stated, all ownership figures are from the latest proxy filings; Shares for LBRD and GLIB include restricted shares, RSUs and beneficial ownership of shares that may be acquired upon exercise of stock options. Economic ownership treats options using treasury stock methodology

1. Voting control based on beneficial ownership per GLIB and LBRD proxies (as of 2/29/20); Includes Liberty Management and all Directors
2. Assumes Liberty management owns options and RSUs as per GLIB management guidance (as of April 06, 2020), in addition to the common shares owned by Liberty Management and Directors as per GLIB and LBRD proxies (as of 2/29/2020)
3. Calculated as 5.4mm shares divided by the total number of Charter shares outstanding (242mm shares as of 3/31/2020); 5.4mm shares as of 3/2/20 per latest LBRD schedule 13D. Shares are subject to proxy held by LBRD
4. Advance/Newhouse Partnership granted LBRD 5 year irrevocable proxy to vote number of shares necessary to bring LBRD's voting power to 25.01% (after giving effect to GLIB proxy), subject to cap of 7%. As of 3/31/20, no A/N shares are included as 25.01% cap is met by LBRD shares or GLIB proxy
5. Includes RSUs and options based on treasury stock method
6. Includes the 1.75% exchangeable senior debentures valued on a book value basis of $477mm; trading value as of 6/9/20 of $685mm

EVERCORE 1

Confidential

Sum-of-the-Parts Valuation of GLIB

Assuming public assets at trading value

($ in millions, except per share data)

Publicly Traded Securities Portfolio

Company Name	Shares (mm)	Share Price (6/9/20)	Untaxed Value	Taxed Value
LBRD	42.7	$132.64	$5,661	$4,781
Charter	5.4	531.57	2,848	2,115
LendingTree	3.4	295.25	1,017	796
Total Publicly Traded Portfolio Asset Value			**$9,526**	**$7,692**

Private Assets

Company Name	Total Enterprise Value			
	Low	High	Low	High
Evite [1]	$14	$28	$14	$28
GCI [2]	$2,500	$3,000	$2,500	$3,000
Total Private Portfolio Asset Value	**$2,514**	**$3,028**	**$2,514**	**$3,028**
Financial Assets & Liabilities (as of 3/31/20)				
Total Cash		$569		
Total GCI Debt		(1,396)		
LBRDK Margin Loan		(1,300)		
1.75% Exchangeable Senior Debenture Due 2046 [3]		(685)		
Indemnification Obligation		(180)		
Cumulative Redeemable Preferred Stock		(178)		
Less: Net Debt		**($3,169)**		
Less: NPV of GLIB Corporate Expense		($465)		
Plus: NPV of Federal and Alaska State NOLs		132		
Plus: NPV of RHC FY16-19 Settlement [4]		114		
Net Asset Value	**$8,652**	**$9,167**	**$6,818**	**$7,332**
GLIB Equity Value		$7,600		
Premium / (Discount) to NAV (%)	*(12.2%)*	*(17.1%)*	*11.5%*	*3.7%*

Source: Share prices per Factset (as of 6/9/20), GLIB management, Wall Street Research

Note: Assumes 6.75% WACC for NPV calculation; assumes 27% tax rate for Evite and GLIB corporate expense and 28% tax rate for GCI per GLIB management guidance; LBRD tax leakage of $881mm, Charter tax leakage of $733mm and LendingTree tax leakage of $221mm at 27% tax rate per GLIB management guidance

1. Assumes Evite's value based on DCF analysis with terminal range of 1.25x to 2.25x
2. GCI TEV selected range is informed from trading comparables analysis, precedent transactions and discounted cash flow valuation analyses
3. The 1.75% exchangeable senior debenture valued on a trading value basis as of 6/9/20; book value as of 3/31/20 of $477mm
4. Assumes 0.19% discount rate for RHC FY16-19 Settlement impact based on 1-year treasury rate on 6/9/20

EVERCORE 2 GCI Liberty

Confidential

GCI Financial Profile

($ in millions)

Financial Summary[1]

	2019A	2020E	2021E	2022E	2023E	'19A-'23E CAGR
Revenue Breakdown						
Wireless	$261	$255	$265	$272	$280	*1.8%*
% growth	*(0.8%)*	*(2.1%)*	*3.8%*	*2.8%*	*2.9%*	
Data	458	495	509	532	540	*4.2%*
% growth	*1.6%*	*8.1%*	*2.9%*	*4.5%*	*1.4%*	
Video[2]	102	92	75	63	58	*(13.1%)*
% growth	*(8.3%)*	*(9.7%)*	*(19.0%)*	*(16.5%)*	*(6.5%)*	
Voice	53	50	47	44	41	*(6.3%)*
% growth	*(7.7%)*	*(6.6%)*	*(6.5%)*	*(6.0%)*	*(5.9%)*	
Total Revenue	**$875**	**$893**	**$896**	**$911**	**$919**	***1.3%***
% growth	*(1.0%)*	*2.1%*	*0.4%*	*1.7%*	*0.9%*	
Gross Margin						
Wireless	$192	$186	$192	$201	$207	*2.0%*
% Margin	*73.5%*	*72.7%*	*72.5%*	*73.9%*	*73.9%*	
Data	381	422	436	452	461	*4.9%*
% Margin	*83.2%*	*85.3%*	*85.5%*	*85.0%*	*85.5%*	
Video	37	37	31	31	26	*(7.9%)*
% Margin	*35.9%*	*40.1%*	*41.1%*	*48.8%*	*45.2%*	
Voice	46	51	41	38	36	*(6.5%)*
% Margin	*87.0%*	*101.4%*	*87.5%*	*87.0%*	*86.3%*	
Total Gross Margin	**$656**	**$696**	**$699**	**$722**	**$730**	***2.7%***
% margin	*75.0%*	*77.9%*	*78.1%*	*79.3%*	*79.4%*	
Adj. EBITDA[3]	**$257**	**$302**	**$311**	**$326**	**$333**	***6.7%***
% margin	*29.4%*	*33.8%*	*34.7%*	*35.9%*	*36.2%*	
Capex	(147)	(139)	(130)	(125)	(120)	
% of revenue	*16.8%*	*15.6%*	*14.5%*	*13.7%*	*13.0%*	
Adj. EBITDA - Capex	**$110**	**$163**	**$181**	**$202**	**$213**	***18.0%***
% of revenue	*12.6%*	*18.2%*	*20.2%*	*22.2%*	*23.2%*	

Revenue by Segment 2019A


Voice
6%
Video
12%
Wireless
30%
Data
52%

Gross Margin by Segment 2019A


Voice
7%
Video
6%
Wireless
29%
Data
58%

Source: GCI Management (2020 Budget Presentation 3/6/20 and 2020 GCI April 20 Update)
1. Financials for 2020 onwards reflect DMH sale, except gross margin; 2019 financials show normalized numbers
2. Video business segment includes DMH revenue
3. Excludes stock based compensation

EVERCORE

3

GCI Liberty

Confidential GCI Valuation Analysis Valuation on a cash / debt free basis; does not include RHC FY16-FY19 receivables settlement ($ in billions) $5.000 $4.000 $3.000 $2.000 $1.000 $0.000 2 TEV / LTM EBITDA of 9.0x to 11.5x 1 TEV / 2020E EBITDA of 8.5x to 10.0x WACC range of 6.25% to 7.25%; Perpetuity Growth Rate of 1.5% to 2.5% 8.5x - 10.0x 8.8x - 11.2x 7.4x - 11.0x Source: GLIB Management Note: All valuation methodologies are pro forma for the DMH sale proceeds of $15mm 1. PF 2020E EBITDA for DMH sale and net of stock-based compensation is $295mm per GLIB management forecast 2. PF LTM EBITDA for DMH sale and net of stock-based compensation as of 3/31/20 is $286mm 4 Implied TEV / 1 2020E EBITDA Key Metrics / Assumptions $3.309$3.236 $2.968 $2.525$2.593 $2.198 Trading Analysis Precedent TransactionsDiscounted Cash Flow

Confidential

Evite Valuation Analysis

Valuation as of 3/31/20; using mid-year discounting

($ in millions)

Financial Summary

	2018A	2019A	2020E	2021E
Revenue	**$24**	**$25**	**$12**	**$18**
% Growth	*0.4%*	*5.0%*	*(52.6%)*	*49.6%*
EBITDA	**($2)**	**($5)**	**($10)**	**$1**
% Margin	*(8.7%)*	*(17.9%)*	*(83.6%)*	*7.2%*
(-) Taxes at 27% [1]	1	1	3	(0)
NOPAT	**($2)**	**($3)**	**($7)**	**$1**
(-) Capex	**($3)**	**($1)**	**($1)**	**($1)**
% Revenue	*13.9%*	*5.8%*	*7.9%*	*3.0%*
(+/-) Changes in WC	(1)	(0)	(1)	2
Unlevered FCF	**($6)**	**($5)**	**($9)**	**$3**
% Revenue	*NM*	*NM*	*NM*	*16.2%*

Discounted Cash Flow Analysis for Evite

	Q2-Q4'20E	2021E
DCF-based Unlevered FCF	($6)	$3
Discount Period	0.38	1.25
Discount Factor [3]	0.95	0.85
PV of Unlevered FCF	(6)	2
NPV of Projected Cash Flow	**($3)**	

Assumed Exit Multiple

Terminal Revenue	$18		$18
Selected Terminal Revenue Range [2]	1.25x	–	2.25x
Terminal Value	**$22**	–	**$40**
Discount Factor [3]	*0.80x*		*0.80x*
PV of Terminal Value	$18		$32
Total TEV	**$14**	–	**$28**
TEV / '20E Revenue	*1.20x*	–	*2.39x*
TEV / '21E Revenue	*0.80x*	–	*1.60x*

Source: Evite Management, Factset (6/9/20), Wall Street Research
1. 27% tax rate based on GLIB management guidance; assumes available profits at GCI to offset Evite losses
2. Selected based on selected Internet trading comps' revenue multiples
3. Assumes 14% WACC based on selected Internet trading comps WACC analysis

Selected Internet Trading Comps


TEV / 2020E Revenue
TEV / 2021E Revenue
3.8x
2.7x
4.4x
3.4x
4.8x
2.9x
1.9x
1.7x
5.4x
3.0x
2.2x
1.9x
Zillow
ANGI Homeservices
Tripadvisor
Yelp
Eventbrite
Cars.com

Revenue Growth

	Zillow	ANGI Homeservices	Tripadvisor	Yelp	Eventbrite	Cars.com
'19 - '20	*24.7%*	*2.3%*	*(58.7%)*	*(18.8%)*	*(53.9%)*	*(14.5%)*
'20 - '21	*43.8%*	*28.1%*	*69.4%*	*15.5%*	*76.6%*	*12.7%*

EBITDA Margin

	Zillow	ANGI Homeservices	Tripadvisor	Yelp	Eventbrite	Cars.com
2020	*(2.6%)*	*10.3%*	*(4.8%)*	*9.6%*	*(98.6%)*	*22.8%*

EVERCORE

5

GCI Liberty

Confidential

GLIB Corporate Expense

Valuation as of 3/31/20; using mid-year discounting

($ in millions)

	2018A	2019A	2020E	2021E	2022E	2023E
Personnel	($0.3)	($1.5)	($2.6)			
Legal	(6.8)	(2.9)	(2.0)			
Audit	(3.9)	(1.7)	(1.1)			
SEC Filing Printing	(0.4)	(0.1)	(0.1)			
Stockholder Expense	(0.4)	(0.2)	(0.2)			
Deal Costs	(0.5)	(0.0)	-			
Investor Relations	(0.6)	(0.4)	(0.4)			
Treasury Expense	(0.0)	(0.1)	(0.1)			
Misc. Operating Expenses	(0.2)	(0.2)	(0.1)			
General & Administrative	(3.5)	(2.9)	(2.9)			
Total Expense - Pre-Allocation	**($16.5)**	**($10.0)**	**($9.5)**			
Allocation of Rent	($0.8)	($0.3)	($0.4)			
Allocation of Services	(5.3)	(7.0)	(6.4)			
Total Corporate Expenses	**($22.7)**	**($17.3)**	**($16.3)**	**($17.0)**	**($17.6)**	**($18.4)**
Stock Based Compensation	($22.1)	($10.0)	($7.0)	($8.5)	($8.5)	($8.5)
Net Impact	**($44.8)**	**($27.3)**	**($23.3)**	**($25.5)**	**($26.1)**	**($26.8)**
(-) Taxes at 27%[1]	12.1	7.4	6.3	6.9	7.1	7.2
Net Impact Post Tax	**($32.7)**	**($19.9)**	**($17.0)**	**($18.6)**	**($19.1)**	**($19.6)**

Assumes mid-point of 3-5% YoY growth rate on total corporate expenses starting 2021 and 0% YoY growth rate on stock based compensation starting 2022 per GLIB management guidance

NPV of GLIB Corp. Expense

	Q2-Q4'2020E	2021E	2022E	2023E	Terminal
Corporate Expense Plus SBC (Post Tax)	($10.6)	($18.6)	($19.1)	($19.6)	($19.6)
Discount Period	0.38	1.25	2.25	3.25	3.25
Discount Factor	0.98	0.92	0.86	0.81	0.81
Terminal Year Corp. Expense and SBC					($501.4)[2]
PV of Corp. Expense and SBC	**($10.3)**	**($17.1)**	**($16.5)**	**($15.8)**	**($405.5)**
NPV of Corp. Expense and SBC at 6.75% WACC					**($465.3)**

Source: GLIB Management
1. 27% Tax rate based on GLIB management guidance; assumes available profits at GCI to offset corporate expenses
2. Assumes 6.75% WACC and 2.7% weighted average perpetuity growth rate based on 2023E stock based compensation growth at 0% and total corporate expenses growth at midpoint of 3-5% per GLIB management guidance

EVERCORE

6

GCI Liberty

Confidential II. LBRD Preliminary Financial Analysis

Confidential

LBRD Corporate Structure Overview

Corporate Structure


Liberty Management's O/S of LBRD
Voting Control 1 50.1%
Economic Ownership 2 6.0%
Liberty Management's O/S of GLIB
Voting Control 1 36.4%
Economic Ownership 2 7.7%
Liberty Management
GCI Liberty
23.3%
Liberty Broadband
26.2% 4
2.6% 3
Charter Communications
MEV: $128.7bn
TEV: $204.9bn
GCI
100.0%
evite
100.0%
lendingtree
26.3%
MEV: $3.9bn
TEV: $4.5bn
100.0%
SKYHOOK

★ *Indicates Publicly Traded Company*

LBRD Total Enterprise Value

Common Share Price (as of 6/9/20)	
Series A	$130.11
Series B	132.53
Series C	132.64
Diluted Shares Outstanding	
Series A	26.496
Series B	2.452
Series C	154.034
Fully Diluted Shares Outstanding [5]	**182.982**
Equity Value	**$24,203**
Plus: Debt (3/31/20)	573
Less: Cash (3/31/20)	(19)
Net Debt	**$555**
Total Enterprise Value	**$24,758**

Source: Factset (as of 6/9/20), Company Filings

Note: Unless otherwise stated, all ownership figures are from the latest proxy filings; Shares for LBRD and GLIB include restricted shares, RSUs and beneficial ownership of shares that may be acquired upon exercise of stock options. Economic ownership treats options using treasury stock methodology

1. Voting control based on beneficial ownership per GLIB and LBRD proxies (as of 2/29/20); Includes Liberty Management and all Directors
2. Assumes Liberty management owns options and RSUs as per LBRD management guidance (as of April 06, 2020), in addition to the common shares owned by Liberty Management and Directors as per GLIB and LBRD proxies (as of 2/29/2020)
3. Calculated as 5.4mm shares divided by the total number of Charter shares outstanding (242mm shares as of 3/31/2020); 5.4mm shares as of 3/2/20 per latest LBRD schedule 13D. Shares are subject to proxy held by LBRD
4. Advance/Newhouse Partnership granted LBRD 5 year irrevocable proxy to vote number of shares necessary to bring LBRD's voting power to 25.01% (after giving effect to GLIB proxy), subject to cap of 7%. As of 3/31/20, no A/N shares are included as 25.01% cap is met by LBRD shares or GLIB proxy.
5. Includes RSUs and options based on treasury stock method

EVERCORE 7 GCI Liberty

Confidential

Sum-of-the-Parts Valuation of LBRD

Assuming public assets at trading value

($ in millions)

LBRD Net Asset Value

Publicly Traded Securities Portfolio

Company Name	Shares (mm)	Share Price (6/9/20)	Untaxed Value	Taxed Value
Charter	54.1	$531.57	$28,774	$23,753
Total Publicly Traded Portfolio Asset Value			**$28,774**	**$23,753**

Private Assets

Company Name	Total Enterprise Value Low	High	Low	High
Skyhook[1]	$14	$43	$14	$43
Total Private Portfolio Asset Value	**$14**	**$43**	**$14**	**$43**
<u>**Financial Assets and Liabilities**</u>				
2017 Margin Loan Facility		($573)		
Cash and Cash Equivalents		19		
Less: Net Debt		**(555)**		
Less: NPV of LBRD Corporate Expense		(584)		
Net Asset Value	**$27,649**	**$27,678**	**$22,628**	**$22,656**
LBRD Equity Value		$24,203		
LBRD Equity Value Discount to NAV (%)	*(12.5%)*	*(12.6%)*	*7.0%*	*6.8%*
Implied Look-through Price of Charter		**$467.65**[2]		
Discount to Charter Price (6/9/20) (%)		*(12.0%)*		

Source: Factset (as of 6/9/20), LBRD management, Wall Street Research
Note: Charter tax leakage of $5,021mm at 24% tax rate per page 28 of the appendix
1. Assumes Skyhook's value based on DCF with terminal multiple range of 1.5x to 3.5x
2. Calculated as LBRD Equity Value as of 6/9/20 plus Net Debt minus the mid-point of Skyhook valuation plus NPV of LBRD Corporate Expense, divided by 54.1mm Charter shares within LBRD

EVERCORE 8 GCI Liberty

Confidential

Charter Standalone Financial Summary

($ in millions, except per share data)

Financial Overview

	2019A	2020E	2021E	2022E	2023E	'19A-'23E CAGR
Total Revenue	**$45,764**	**$47,325**	**$49,523**	**$52,380**	**$55,123**	*4.8%*
% Growth	*4.9%*	*3.4%*	*4.6%*	*5.8%*	*5.2%*	
Adj. EBITDA	**$16,855**	**$17,849**	**$19,100**	**$20,948**	**$22,323**	*7.3%*
% Growth	*5.0%*	*5.9%*	*7.0%*	*9.7%*	*6.6%*	
% Margin	*36.8%*	*37.7%*	*38.6%*	*40.0%*	*40.5%*	
Capex	**($7,195)**	**($6,816)**	**($6,934)**	**($7,158)**	**($7,375)**	*0.6%*
% of Revenue	*15.7%*	*14.4%*	*14.0%*	*13.7%*	*13.4%*	
Adj. EBITDA - Capex	**$9,660**	**$11,033**	**$12,165**	**$13,790**	**$14,948**	*11.5%*
% of Revenue	*21.1%*	*23.3%*	*24.6%*	*26.3%*	*27.1%*	
Less: Interest Expense	(3,865)	(4,042)	(4,156)	(4,415)	(4,735)	
Less: Cash Taxes	(45)	(19)	(287)	(1,878)	(2,104)	
Less: NWC / Other[1,2]	(1,142)	(588)	(198)	(226)	(275)	
LFCF	**$4,608**	**$6,385**	**$7,524**	**$7,270**	**$7,833**	*14.2%*
% Margin	*10.1%*	*13.5%*	*15.2%*	*13.9%*	*14.2%*	
Less: Share Repurchase[3]	(6,873)	(7,031)	(12,790)	(15,074)	(13,628)	
Less: Other Financing Activities	(1,136)[4]	(279)	(50)[5]	(50)[5]	(50)[5]	
LFCF Post Share Repurchase	**($3,401)**	**($926)**	**($5,315)**	**($7,853)**	**($5,845)**	
Total Debt	$78,416	$78,931	$81,674	$89,527	$95,371	
Less: Cash	($3,483)	($3,072)	($500)	($500)	($500)	
Net Debt	**$74,933**	**$75,859**	**$81,174**	**$89,027**	**$94,871**	
Net Leverage	*4.45x*	*4.25x*	*4.25x*	*4.25x*	*4.25x*	

Source: Factset (6/9/20), Company filings as of Q1'20, forecast based on Wall Street consensus
1. NWC projections based on Wall Street research model
2. Includes $318mm loss on financial instrument in Q1'20E
3. Share repurchase projected based on midpoint of company guided range of 4.0x -4.5x and at average future share price assuming Charter trades at 11.2x NTM EBITDA and performs according to financial summary
4. Includes $885mm purchase of non-controlling interest and $154mm distributions of non-controlling interest
5. Assumes $0mm projected purchase of NCI; $150mm distribution of NCI and $100m proceeds from stock options each year
6. Includes common and preferred units held by Advanced/Newhouse

Historical Share Price Performance



$650
$550
$450
$350
$250
$150
6/8/18
11/1/18
3/27/19
8/21/19
1/14/20
6/9/20
$531.57

Public Market Overview

Current Share Price 6/9/20		$531.57
FDSO[6]		*242.0*
Equity Value		**$128,654**
Less: Cash & Equivalents (3/31/20)		(2,908)
Plus: Debt (3/31/20)		79,110
Total Enterprise Value		**$204,856**
	Metric	**Multiple**
TEV / Adj. EBITDA		
2020E	$17,849	11.5x
2021E	19,100	10.7
NTM	18,228	11.2
Net Debt / LTM Adj. EBITDA	$17,196	4.4x

Company has provided long-term net leverage guidance of 4.0x – 4.5x

EVERCORE

9

GCI Liberty

Confidential Charter Valuation Analysis Illustrative implied equity value per share based on public information $800.00 $389 $300.00 '20E (EBITDA-Capex) 2 3 6.5%; Terminal Exit 2020E EBITDA Source: Company Filings and Wall Street Research 1. 2. 2020E adjusted EBITDA of $17.8 billion per Wall Street Research 2020E capex of $6.8 billion per Wall Street Research 3. LTM EBITDA (as of 3/31/20) of $17.2 billion per company filings 10 Reference Data $769 $606$596$607 $704 $700.00 $600.00 $500.00 $400.00 $549 Mean: $575 $591 $468 $375 $372 $346 52-week High / Low Analyst Price Targets Trading Analysis - EV / '20E EBITDA 1 Trading Analysis - EV/ Precedent TransactionsDiscounted Cash Flow High: 6/3/20High: Moffet Nathanson (6/11/20) Low: 3/20/20Low: Barclays (5/8/20) TEV / 2020E EBITDA ofTEV / 2020E (EBITDA -TEV / LTM EBITDA ofWACC range of 5.5% to 9.5x to 12.5xCapex) of 15.0x to 20.0x11.0x to 13.0xMultiple of 10.5x to 12.5x Key Metrics / Assumptions Implied TEV / 1 8.9x - 11.7x9.3x - 13.9x 9.5x - 12.5x9.3x - 12.4x10.6x - 12.5x12.2x - 14.7x Current Share Price (6/9/20): $531.57

Confidential

LBRD Corporate Expense

Valuation as of 3/31/20; using mid-year discounting

($ in millions)

	2018A	2019A	2020E	2021E	2022E	2023E
Personnel	($0.2)	($1.1)	($3.2)	Assumes mid-point of 3-5% YoY growth rate on total corporate expenses starting 2021 and 0% YoY growth rate on stock based compensation starting 2022 per LBRD management guidance		
Legal	(0.9)	(5.3)	(4.6)			
Audit	(0.5)	(0.7)	(0.7)			
SEC Filing Printing	(0.1)	(0.1)	(0.1)			
Stockholder Expense	(0.2)	(0.2)	(0.3)			
Investor Relations	(0.4)	(0.3)	(0.4)			
Treasury Expense	(0.2)	(0.1)	(0.1)			
Misc. Operating Expenses	(0.0)	(0.0)	(0.0)			
General & Administrative	(1.4)	(1.5)	(1.7)			
Total Expense - Pre-Allocation	**($3.8)**	**($9.4)**	**($11.0)**			
Allocation of Rent	($0.2)	($0.2)	($0.2)			
Allocation of Services	(2.7)	(2.7)	(3.2)			
Total Corporate Expenses	**($6.7)**	**($12.2)**	**($14.4)**	**($15.0)**	**($15.6)**	**($16.2)**
Stock Based Compensation	($5.7)	($10.5)	($7.9)	($9.6)	($9.6)	($9.6)
Net Impact	**($12.4)**	**($22.7)**	**($22.3)**	**($24.5)**	**($25.1)**	**($25.7)**

NPV of LBRD Corp. Expense

	Q2-Q4'2020E	2021E	2022E	2023E	Terminal
Corporate Expense Plus SBC	($15.6)	($24.5)	($25.1)	($25.7)	($25.7)
Discount Period	0.38	1.25	2.25	3.25	3.25
Discount Factor[1]	0.98	0.92	0.86	0.81	0.81
Terminal Year Corp. Expense and SBC					($623.2)
PV of Corp. Expense and SBC	**($15.2)**	**($22.6)**	**($21.7)**	**($20.8)**	**($504.0)**
NPV of Corp. Expense and SBC at 6.75% WACC					**($584.3)**

Source: LBRD Management

1. Assumes 6.75% WACC and 2.5% weighted average perpetuity growth rate based on 2023E stock based compensation growth at 0% and total corporate expenses growth at mid point of 3 – 5% per LBRD management guidance

EVERCORE

11

GCI Liberty

Confidential

Skyhook Valuation Analysis

Valuation as of 3/31/20; using mid-year discounting

($ in millions)

Financial Summary

	2018A	2019A	2020E	2021E	2022E
Revenue	**$22**[1]	**$15**	**$17**	**$18**	**$19**
% Growth	*70.0%*	*(33.2%)*	*15.9%*	*5.6%*	*6.0%*
EBITDA	**$3**	**($5)**	**($2)**	**($2)**	**($2)**
% Margin	*14.2%*	*(31.7%)*	*(13.3%)*	*(12.4%)*	*(12.4%)*
Capex	**($0)**	**($0)**	**($0)**	**($0)**	**($0)**
% Revenue	*0.2%*	*3.4%*	*0.1%*	*0.3%*	*0.3%*
EBITDA - Capex	**$3**	**($5)**	**($2)**	**($2)**	**($2)**
% Revenue	*14.0%*	*NM*	*NM*	*NM*	*NM*
Less: Changes in WC	3	(0)	(1)	(0)	0
Unlevered FCF	**$7**	**($5)**	**($4)**	**($3)**	**($2)**
% Revenue	*29.5%*	*NM*	*NM*	*NM*	*NM*

Discounted Cash Flow Analysis for Skyhook

	Q2-Q4'20E	2021E	2022E
DCF-based Unlevered FCF	$1	($3)	($2)
Discount Period	0.38	1.25	2.25
Discount Factor[3]	0.33	1.12	2.01
PV of Unlevered FCF	0	(3)	(4)
NPV of Projected Cash Flow	**($7)**		

Assumed Exit Multiple

	Low		High
Terminal Revenue	$19		$19
Selected Terminal Multiple Range[2]	1.5x	–	3.5x
Terminal Value	**$29**	–	**$67**
Discount Factor[3]	*0.73x*		*0.73x*
PV of Terminal Value	$21		$49
Total TEV	**$14**	–	**$43**
TEV / '20E Revenue	*0.84x*	–	*2.48x*
TEV / '21E Revenue	*0.80x*	–	*2.35x*

Selected Integrated Solutions Comps



TEV / 2020E Revenue
TEV / 2021E Revenue
5.8x
5.5x
5.2x
4.6x
4.3x
4.0x
1.1x
1.0x
3.6x
2.9x
1.2x
1.0x
2.2x
1.9x
Hexagon
Garmin
Trimble
TomTom[4]
Inseego
Topcon
ORBCOMM

Revenue Growth	Hexagon	Garmin	Trimble	TomTom[4]	Inseego	Topcon	ORBCOMM
'19 - '20	(5.8%)	(10.4%)	(8.8%)	(13.5%)	36.7%	(10.3%)	(8.9%)
'20 - '21	5.8%	12.2%	8.7%	7.3%	24.2%	15.8%	17.4%
EBITDA Margin							
2020	30.9%	22.8%	21.5%	6.7%	5.4%	10.2%	20.4%

Selected Hardware / Modules Solutions Comps



TEV / 2020E Revenue
TEV / 2021E Revenue
1.3x
1.2x
0.6x
0.5x
1.3x
1.2x
0.4x
0.4x
u-blox
Sierra Wireless[5]
CalAmp[5]
Telit

Revenue Growth	u-blox	Sierra Wireless[5]	CalAmp[5]	Telit
'19 - '20	(2.9%)	(14.2%)	(12.1%)	(0.5%)
'20 - '21	9.7%	10.0%	10.7%	10.1%
EBITDA Margin				
2020	13.9%	(1.5%)	8.0%	12.1%

Source: Skyhook Management, Company Filings, Wall Street Research, FactSet (as of 6/9/20)
1. Includes licensing revenue
2. Selected based on the integrated solutions and hardware / modules trading comps' revenue multiples
3. Assumes 12% WACC based on selected integrated solutions comps and hardware / modules solutions comps WACC analysis
4. Pro forma revenue for TomTom divestiture of TomTom Telematics BV to Bridgestone Corp.
5. Pro forma revenue for Sierra Wireless's acquisition of M2M Group and CalAmp's acquisition of Synovia

EVERCORE
12
GCI Liberty

Confidential III. Transaction Proposal Preliminary Analysis

Confidential Summary of Liberty Broadband’s Proposal to GCI Liberty Proposal was received on 6/10/20 prior to the equity market open Terms Details 0.55745 Liberty Broadband (LBRD) Series C shares (non-voting) for each GCI Liberty (GLIB) Series A and Series B (voting) share held LBRD Series C Common Shares (non-voting) $73.94/share for each GLIB Series A or Series B (voting) share based on LBRD Series C (non-voting) closing price of $132.64 on 6/9/20 Implies a 3.9% premium to GLIB Series A shareholders, based on GLIB Series A closing price of $71.18 as of 6/9/20 Implies a similar premium to Series B shareholders based on quotations on the OTC market Aggregate premium to GLIB series A shareholders on a fully dilated basis of $300mm or $2.76 per GLIBA share Expect to rollover into a Liberty Broadband preferred instrument with similar terms No conversion rights; voting rights with common (1/3 of a vote / share) Dividends, payable quarterly, accrue on a daily basis at a rate of 7.00% per annum If GCI Liberty fails to pay dividend for any four quarterly periods, dividend rate increases by 2% annual rate until cured Mandatory redemption date of March, 2039 13 GLIB Series A Cumulative Redeemable Preferred Stock Implied Premium Implied Price Form of Consideration Exchange Ratio

Confidential Liberty Broadband’s Proposal Based on Updated Closing Price Updated to reflect Closing Prices on 6/15/20 ($ in millions) 6/9/20 6/15/20 Delta LBRD Series C Share Price GLIB Series A Share Price Implied Market Exchange Ratio Proposal Exchange Ratio Implied GLIB Series A Offer Price Implied Premium to GLIBA (%) Implied FDSO 1 GLIB Purchase Price (+) New LBRD Series C Issued Based on Proposal (+) Current FDSO (-) Canceled LBRD Series C Shares Held Within LBRD Total Pro Forma LBRD Shares Outstanding $132.64 $71.18 0.5366x 0.55745x $73.94 3.9% 106.8 $7,900 59.6 183.0 (42.7) 199.9 $128.94 $68.14 0.5285x 0.55745x $71.88 5.5% 106.8 $7,676 59.5 183.0 (42.7) 199.8 (2.8%) (4.3%) (1.5%) - (2.8%) 161bps (2.8%) Source: Factset (6/15/20) and LBRD Proposal 1. Calculated using treasury stock method with implied GLIB Series A offer price 14 Implied Economic Ownership for GLIB Shareholders 29.9% 29.8% - Implied Voting Control for GLIB Shareholders 0.0% 0.0% -

Confidential LBRD Series C Shares vs. LBRD Series A Shares ($ in millions) Standalone Statistics LBRD Series C LBRD Series A - $132.64 154.0 $20,431 105.5 $13,991 0.7 0.7% $88 0.6% 1 $130.11 26.5 $3,447 24.7 $3,215 0.1 0.6% $17 0.5% Votes / Share Share Price (6/9/20) Fully Diluted Shares Outstanding Trading Value Size of Float (# Shares) Size of Float ($) 3 -month Average Daily Trading Volume (# of Shares) % Total Float 3-month Average Daily Trading Volume ($mm) % Total Float 1 2 Illustrative Proportionate Ownership LBRD Trading Value (6/9/20) Proposal Equity Value for GLIB $24,203 7,900 Liberty Management's Current Voting Interest in LBRD Liberty Management's Current Voting Interest in GLIB 50.1% 36.4% Source: Factset (6/9/20) and LBRD proposal 1. Reflects Factset float of 27.7% Series C shares held by GCI Liberty and not traded 2. Reflects voting ownership proportionally attributed weighted by market capitalization of LBRD and GLIB 15 Pro Forma LBRD Management Voting Interest46.7% Pro Forma LBRD Public Voting Interest37.6% Pro Forma GLIB Public Voting Interest15.7%

Confidential

Transaction Overview – Expedia Group / Liberty Expedia

On July 26, 2019, Expedia closed the acquisition of Liberty Expedia in a transaction in which the shareholders of Liberty Expedia exchanged their stock for the stock of Expedia

Pre-transaction Structure


The Malones had previously granted Expedia Chairman Barry Diller a proxy over their shares in Liberty Expedia
Barry Diller
John / Leslie Malone
Liberty Public
5% Economic 32% Voting
95% Economic 68% Voting
Expedia Public
Liberty Expedia
80% Economic 34% Voting
4% Economic 13% Voting
16% Economic 53% Voting
Expedia Group

Pro Forma Structure


Former Expedia Public
Barry Diller
Former Liberty Public
82% Economic 60% Voting
4% Economic 29% Voting
14% Economic 11% Voting
Expedia Group

Transaction Overview

- Barry Diller and the Malones terminated the proxy arrangement
- Expedia Group acquired Liberty Expedia through the merger of LEMS II LLC[1] with and into Liberty Expedia
- Mr. Diller and the Family Foundation exchanged with Liberty Expedia an aggregate of 5,523,452 shares of Expedia Group common stock for the same number of shares of Expedia Group Class B common stock held by Liberty Expedia
- **Exchange Ratio**: Each holder of Liberty Expedia Series A common stock and Series B common stock (collectively, "Liberty Expedia common stock") **received 0.36** of a share of Expedia Group common stock
  - Represented a 3.8% premium over the unaffected closing price of Liberty Expedia Series A common stock on February 1, 2019
  - Represented a (0.5%) to (2.2%) discount over the unaffected Adjusted NAV Range/ Unaffected Share Price of Expedia Group
  - Transaction resulted in net estimated reduction of 3.1 million shares of Expedia Group
- As a result of the merger, Expedia Group no longer remained a controlled company under applicable NASDAQ rules

Source: Company filings
Note: Public ownership calculated as 100% minus the other listed owners
1. LEMS II LLC was a wholly owned subsidiary of LEMS I LLC, which is a wholly owned subsidiary of Expedia Group

EVERCORE
16
GCI Liberty

Confidential Implied Discount on Expedia Group in Liberty Expedia Merger Transaction ($ in millions, except per share data) Derivation of Implied Expedia Group Discount within Liberty Expedia Key Transaction Statistics Liberty Expedia NAV Shares1 Unaffected Liberty Expedia Share Price (2/1/19) Unaffected Expedia Group Share Price (2/1/19) $42.30 121.97 Public Securities Price (2/1/19) Total Expedia Group Class A Expedia Group Class B 11.08 12.80 $121.97 121.97 $1,351 1,561 1 Implied Offer Price to Liberty Expedia Premium to Unaffected $43.91 3.8% 1 Fully Diluted Shares of Liberty Expedia 57.8 Implied Discount Analysis Transaction Equity $2,538 - $2,538 1 Plus: Net Debt Assumed 308 71 (19) - - - 308 56 (47) Plus: Capitalized Corporate Expenses1 Less: Bodybuliding 2 Market Value of Expedia $2,912 $2,912 Source: FactSet (as of 2/1/19) 1. 2. Proxy statement (5/1/19) Implied valuation in proxy statement (5/1/19) derived by Moelis by applying terminal year EBITDA multiples ranging from 4.0x to 6.5x 17 Implied Discount to NAV (0.5%) (2.0%) Implied Value of Expedia $2,898 - $2,855 Equity Value of Offer$2,538 Total Public Value of Expedia23.88$2,912 Offer Exchange Ratio0.36x

Confidential GLIB Historical Share Price Performance $90.00 $80.00 $73.94 $71.18 $70.00 $60.00 $50.00 $40.00 $30.00 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Source: FactSet (as of 6/9/20) Note: GLIB share price performance represents GLIB Series A share price 18 LBRD Proposal (6/10/20)

Confidential Illustrative Exchange Ratio Based on Market Value Based on Market Value GLIBA Average Share Price LBRDK Average Share Price Exchange Ratio Average LBRD Proposal Premium / (Discount) Favorable to GLIB LBRD Proposal (6/10/20) Last Day (6/9/20) $73.94 71.18 NA 132.64 0.557x 0.537x NA 3.9% 0.80x 0.70x 0.60x 0.557x 0.537x 0.50x Favorable to LBRD 0.40x Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Based on Market Value Less Market Value of LTREE on Taxed Basis1 LBRDK Average Share Price GLIBA Average Share Price LTREE Average Share Price Adj. GLIBA Average Exchange Ratio Average LBRD Proposal Premium / (Discount) Favorable to GLIB 2 Share Price 0.80x 0.70x 0.60x 0.50x 0.501x 0.480x Favorable to LBRD 0.40x Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Source: FactSet Note: Exchange ratio is calculated as GLIB Series A adjusted share price after impact from LendingTree divided by LBRD Series C share price; GLIB and LendingTree’s historical basic shares outstanding per Factset; assumes diluted shares constant per 6/9/20 1. 2. Assumes 27% effective tax rate for LendingTree and cost basis of $198mm per GLIB management guidance Represents GLIBA average share price after LendingTree impact (GLIB average share price adjusted for proportional share of LendingTree share price post-tax) 19 LBRD Proposal (6/10/20) NA$73.94NA$66.490.501xNA Last Day (6/9/20)132.64 71.18295.2563.730.480x 4.3% Last Week (6/3/20)134.57 71.78286.0164.550.471x 6.4% Last Month (5/11/20)129.61 66.85261.0160.210.457x 9.6% Last 3 Months (3/10/20)119.79 60.16225.7554.350.485x 3.3% Last 6 Months (12/10/19)124.49 66.28264.9959.530.504x(0.4%) Last 1 Year (6/10/19)116.30 65.33306.9657.590.505x(0.6%) Last 2 Years (6/11/18)100.30 57.71292.3050.370.499x 0.4% Since Inception (3/12/18)97.85 56.61293.4949.240.494x 1.4% LBRD Proposal Last Week (6/3/20)71.78134.570.531x5.0% Last Month (5/11/20)66.85129.610.516x 8.1% Last 3 Months (3/10/20)60.16119.790.501x11.2% Last 6 Months (12/10/19)66.28124.490.531x 5.0% Last 1 Year (6/10/19)65.33116.300.563x (1.0%) Last 2 Years (6/11/18)57.71100.300.578x (3.6%) Since Inception (3/12/18)56.61 97.850.582x (4.2%) LBRD Proposal

Confidential Implied Premium / (Discount) for LBRD Shares within GLIB Implied Valuation of LBRD from LBRD Proposal at different GCI valuations ($ in millions, except per share data) Purchase Equity and Enterprise Value Calculation GLIBA Share Price (as of 6/9/20) Implied Premium for Series A Shares GLIBB Share Price (as of 6/9/20) Implied Premium for Series B Shares Implied GLIB FDSO 1 $71.18 3.9% $71.20 3.8% 106.8 (+) Net Debt (3/31/20) 2 $3,169 Implied Valuation of LBRD from LBRD Proposal Assets Scenarios with Different GCI Valuation Range Less: Evite at Mid-point Value 4 Less: LendingTree (Post-tax) (21) (796) (2,506) (132) 465 (114) (21) (796) (2,506) (132) 465 (114) (21) (796) (2,506) (132) 465 (114) (21) (796) (2,506) (132) 465 (114) (21) (796) (2,506) (132) 465 (114) (21) (796) (2,506) (132) 465 (114) 5 Less: Charter at Look-through Price within LBRD Less: NPV of Federal and Alaska State NOLs 6 Plus: NPV of Capitalized Corporate Expense 6 Less: NPV of RHC FY16-19 Settlement 6,7 Implied Premium / (Discount) on Pre-tax LBRD Less: Potential Tax Leakage to GLIB in Taxable Sale (3.5%) (881) (5.2%) (881) (7.0%) (881) (8.8%) (881) (10.5%) (881) (12.3%) (881) Source: Company filings, FactSet (as of 6/9/20) 1. 2. 3. 4. 5. Calculated using treasury stock method using offer price per share from LBRD proposal Net debt Includes the 1.75% exchangeable senior debenture valued on a trading value basis of $685mm as of 6/9/20; book value as of 3/31/20 of $477mm; Includes Preferred Instrument of $17.8mm GCI TEV range informed trading comparable analysis, precedent transactions and discounted cash flow valuation analyses Assumes the mid-point of Evite’s value based on DCF analysis with terminal range of 1.25x to 2.25x Charter share price as of 6/9/20 is $531.57, which results in look-through price within LBRD of $467.65; Calculated as (LBRD Equity Value as of 6/9/20 Plus Net Debt Plus NPV of corporate expense Minus the mid-point of Skyhook valuation) divided by 54.1mm Charter shares within LBRD Determined by Evercore based on GLIB management projections 6. 7. Assumes 0.19% discount rate for RHC FY16-19 Settlement impact based on 1-year treasury rate on 6/9/20 20 Value of LBRD Shares (Post-tax) (6/9/20) $4,781 $4,781 $4,781 $4,781 $4,781 $4,781 % Deferred Tax Savings Delivered to GLIB 77.7% 66.4% 55.0% 43.7% 32.3% 21.0% Implied Value of LBRD Shares from Proposal $5,465 $5,365 $5,265 $5,165 $5,065 $4,965 Value of LBRD Shares (Pre-tax) (6/9/20) $5,661 $5,661 $5,661 $5,661 $5,661 $5,661 Proposal Enterprise Value for GLIB $11,069 $11,069 $11,069 $11,069 $11,069 $11,069 Less: GCI Value Range 3($2,500) ($2,600) ($2,700) ($2,800) ($2,900) ($3,000) Proposal Enterprise Value for GLIB $11,069 Proposal Equity Value for GLIB $7,900 GLIB Purchase Premium $300 GLIB Purchase Premium / Share $2.76 Offer Price / Share from LBRD Proposal (6/10/20) $73.94

Confidential Sensitivity Analysis: Potential Premium to GLIB Based on NAV Assumptions ($ in millions, except per share data) SOTP Assumption GCI valued at $2.75bn LendingTree valued at a post-tax basis Charter valued at Charter look-through price within LBRD (12% discount to NAV) on pre-tax basis Sensitizes share of deferred tax savings to GLIB on the shares held in LBRD Assumed SOTP Valuation Scenarios Shares of Deferred Tax savings Retained by GLIB for LBRD 100% 75% 50% 25% 0% Publicly Traded Securities Value LBRD (Based on Tax Savings) Charter at Look-through Price within LBRD LendingTree $5,661 2,506 796 $5,441 2,506 796 $5,221 2,506 796 $5,001 2,506 796 $4,781 2,506 796 Value of Private Assets GCI Value 1 Evite Value 2 $2,750 21 $2,750 21 $2,750 21 $2,750 21 $2,750 21 Less: Assumed Net Debt and Obligations 3 Less: Capitalized Corporate Expense Plus: NOL Carryforward Value Plus: NPV of RHC FY16-19 Settlement 4 (3,169) (465) 132 114 (3,169) (465) 132 114 (3,169) (465) 132 114 (3,169) (465) 132 114 (3,169) (465) 132 114 Implied GLIB FDSO 5 Implied GLIB Net Asset Value / Share GLIBA Share Price (6/9/20) 106.9 $78.04 $71.18 106.9 $76.02 $71.18 106.8 $73.99 $71.18 106.8 $71.97 $71.18 106.7 $69.94 $71.18 LBRDK Share Price (6/9/20) $132.64 $132.64 $132.64 $132.64 $132.64 Source: FactSet (as of 6/9/20) Note: For illustrative purposes, we have analyzed the transaction assuming stock consideration; potential tax leakage for LBRD within GLIB is $881mm 1. 2. 3. 4. 5. Assumes the mid-point of GCI TEV range informed from the average value of trading analysis, precedent transactions and discounted cash flow valuation analyses Assumes the mid-point of Evite’s value based on DCF analysis with terminal range of 1.25x to 2.25x Includes preferred stock of $178mm and the 1.75% exchangeable senior debenture valued on a trading value basis of $685mm as of 6/9/20; book value as of 3/31/20 of $477mm Assumes 0.19% discount rate for RHC FY16-19 Settlement impact based on 1-year treasury rate on 6/9/20 Calculated using treasury stock method for different share of deferred tax savings retained by GLIB for LBRD 21 Implied Exchange Ratio 0.588x 0.573x 0.558x 0.543x 0.527x Implied Premium / (Discount) to Current GLIBA Share Price 9.6% 6.8% 4.0% 1.1% (1.7%) Total Net Asset Value (SOTP) $8,346 $8,126 $7,906 $7,685 $7,465 Value of OpCo Assets Received $2,771 $2,771 $2,771 $2,771 $2,771 Total Publicly Traded Securities Value $8,963 $8,743 $8,523 $8,302 $8,082

Confidential

Pending: In discussion with mgmt. to quantify the impact on NOL value due to Change of Control

Pro Forma LBRD NAV (Accretion / Dilution) Analysis

GCI valued at $2.75bn

($ in millions, except per share data)

	Pro Forma LBRD NAV (Accretion / Dilution) Analysis under Different Purchase Premiums				
GLIBA Share Price (6/9/20)	$71.18	$71.18	$71.18	$71.18	$71.18
GLIB Trading Value [1]	**$7,600**	**$7,600**	**$7,600**	**$7,600**	**$7,600**
Purchase Premium to GLIBA (%)	***0.0%***	***3.9%***	***5.0%***	***7.5%***	***10.0%***
Implied FDSO [2]	106.8	106.8	106.9	106.9	106.9
GLIB Purchase Price	**$7,600**	**$7,900**	**$7,987**	**$8,180**	**$8,373**
LBRDK Share Price (6/9/20)	$132.64	$132.64	$132.64	$132.64	$132.64
New LBRD Shares Issued	57.3	59.6	60.2	61.7	63.1
Implied Exchange Ratio [3]	***0.537x***	***0.557x***	***0.563x***	***0.577x***	***0.590x***
LBRD Pro Forma Net Asset Value					
LBRD Financial Assets					
Charter (6/9/20)	$28,774	$28,774	$28,774	$28,774	$28,774
Skyhook [4]	29	29	29	29	29
Current LBRD Total Net Debt	(555)	(555)	(555)	(555)	(555)
Capitalized Corporate Expense	(584)	(584)	(584)	(584)	(584)
Current LBRD Net Asset Value	**$27,663**	**$27,663**	**$27,663**	**$27,663**	**$27,663**
GLIB Financial Assets					
Charter (6/9/20)	$2,848	$2,848	$2,848	$2,848	$2,848
LendingTree (Post-tax)	796	796	796	796	796
GCI Value [5]	2,750	2,750	2,750	2,750	2,750
Evite Value [6]	21	21	21	21	21
NOL Carryforward value	132	132	132	132	132
Capitalized Corporate Expense	(465)	(465)	(465)	(465)	(465)
NPV of RHC FY16-19 Settlement [7]	114	114	114	114	114
Current GLIB Total Net Debt [8]	(3,169)	(3,169)	(3,169)	(3,169)	(3,169)
Synergies [9]	115	115	115	115	115
PF Net Asset Value	**$30,806**	**$30,806**	**$30,806**	**$30,806**	**$30,806**
Total Shares Outstanding					
Current LBRD Diluted Shares [2]	183.1	183.1	183.1	183.1	183.1
(+) New LBRD Shares Issued	57.3	59.6	60.2	61.7	63.1
(-) Shares that GLIB Owns in LBRD	(42.7)	(42.7)	(42.7)	(42.7)	(42.7)
Pro Forma LBRD Shares Outstanding	**197.7**	**200.0**	**200.6**	**202.1**	**203.6**
Pro Forma Net Asset Value / Share	**$155.78**	**$154.03**	**$153.53**	**$152.43**	**$151.34**
LBRD Net Asset Value / Share	**$151.08**	**$151.08**	**$151.08**	**$151.08**	**$151.08**
Implied Accretion / Dilution (%)	**3.1%**	**2.0%**	**1.6%**	**0.9%**	**0.2%**

Source: FactSet (as of 5/29/20)

Note: For illustrative purposes, we have analyzed the transaction assuming stock consideration; Charter valued at share price of $531.57 as of 6/9/20 on a pre-tax basis and LendingTree valued on a post-tax basis

1. As of 6/9/20, GLIB total FDSO is 106.8mm: Series A share price is $71.18 and has 102.0mm shares outstanding; Series B share price is $71.20 and has 4.8mm shares outstanding
2. Calculated using treasury stock method
3. Calculated as implied GLIBA share price with different premiums divided by LBRDK share price of $132.64 as of 6/9/20
4. Assumes the mid-point of Skyhook's value based on DCF analysis with terminal range of 1.5x to 3.5x
5. Assumes the mid-point of GCI TEV range informed from the average value of trading analysis, precedent transactions and discounted cash flow valuation analyses
6. Assumes the mid-point of Evite's value based on DCF analysis with terminal range of 1.25x to 2.25x
7. Assumes 0.19% discount rate for RHC FY16-19 Settlement impact based on 1-year treasury rate on 6/9/20
8. Includes $178mm preferred stock and 1.75% exchangeable senior debenture valued on a trading value basis of $685mm as of 6/9/20; book value as of 3/31/20 of $477mm
9. Assumes the mid-point of $3-5mm annual run-rate synergies at 6.75% WACC, 4% perpetuity growth rate and 24% LBRD effective tax rate, per GLIB management guidance

EVERCORE

22

GCI Liberty

Confidential Appendix

Confidential Sensitivity Analysis: Potential Premium to GLIB Based on NAV Assumptions ($ in millions, except per share data) SOTP Assumption GCI valued at $2.5bn LendingTree valued at a post-tax basis Charter valued at Charter look-through price within LBRD (12% discount to NAV) on pre-tax basis Sensitizes share of deferred tax savings to GLIB on the shares held in LBRD Assumed SOTP Valuation Scenarios Shares of Deferred Tax savings Retained by GLIB for LBRD 100% 75% 50% 25% 0% Publicly Traded Securities Value LBRD (Based on Tax Savings) Charter at Look-through Price within LBRD LendingTree $5,661 2,506 796 $5,441 2,506 796 $5,221 2,506 796 $5,001 2,506 796 $4,781 2,506 796 Value of Private Assets GCI Value 1 Evite Value 2 $2,500 21 $2,500 21 $2,500 21 $2,500 21 $2,500 21 Less: Assumed Net Debt and Obligations 3 Less: Capitalized Corporate Expense Plus: NOL Carryforward Value Plus: NPV of RHC FY16-19 Settlement 4 (3,169) (465) 132 114 (3,169) (465) 132 114 (3,169) (465) 132 114 (3,169) (465) 132 114 (3,169) (465) 132 114 Implied GLIB FDSO 5 Implied GLIB Net Asset Value / Share GLIBA Share Price (6/9/20) 106.9 $75.74 $71.18 106.8 $73.72 $71.18 106.8 $71.69 $71.18 106.7 $69.66 $71.18 106.7 $67.63 $71.18 LBRDK Share Price (6/9/20) $132.64 $132.64 $132.64 $132.64 $132.64 Source: FactSet (as of 6/9/20) Note: For illustrative purposes, we have analyzed the transaction assuming stock consideration; potential tax leakage for LBRD within GLIB is $881mm 1. 2. 3. 4. 5. Assumes the lower end of GCI TEV range informed from the average value of trading analysis, precedent transactions and discounted cash flow valuation analyses Assumes the mid-point of Evite’s value based on DCF analysis with terminal range of 1.25x to 2.25x Includes preferred stock of $178mm and the 1.75% exchangeable senior debenture valued on a trading value basis of $685mm as of 6/9/20; book value as of 3/31/20 of $477mm Assumes 0.19% discount rate for RHC FY16-19 Settlement impact based on 1-year treasury rate on 6/9/20 Calculated using treasury stock method for different share of deferred tax savings retained by GLIB for LBRD 23 Implied Exchange Ratio 0.571x 0.556x 0.540x 0.525x 0.510x Implied Premium / (Discount) to Current GLIBA Share Price 6.4% 3.6% 0.7% (2.1%) (5.0%) Total Net Asset Value (SOTP) $8,096 $7,876 $7,656 $7,435 $7,215 Value of OpCo Assets Received $2,521 $2,521 $2,521 $2,521 $2,521 Total Publicly Traded Securities Value $8,963 $8,743 $8,523 $8,302 $8,082

Confidential Sensitivity Analysis: Potential Premium to GLIB Based on NAV Assumptions ($ in millions, except per share data) SOTP Assumption GCI valued at $3.0bn LendingTree valued at a post-tax basis Charter valued at Charter look-through price within LBRD (12% discount to NAV) on pre-tax basis Sensitizes share of deferred tax savings to GLIB on the shares held in LBRD Assumed SOTP Valuation Scenarios Shares of Deferred Tax savings Retained by GLIB for LBRD 100% 75% 50% 25% 0% Publicly Traded Securities Value LBRD (Based on Tax Savings) Charter at Look-through Price within LBRD LendingTree $5,661 2,506 796 $5,441 2,506 796 $5,221 2,506 796 $5,001 2,506 796 $4,781 2,506 796 Value of Private Assets GCI Value 1 Evite Value 2 $3,000 21 $3,000 21 $3,000 21 $3,000 21 $3,000 21 Less: Assumed Net Debt and Obligations 3 Less: Capitalized Corporate Expense Plus: NOL Carryforward Value Plus: NPV of RHC FY16-19 Settlement 4 (3,169) (465) 132 114 (3,169) (465) 132 114 (3,169) (465) 132 114 (3,169) (465) 132 114 (3,169) (465) 132 114 Implied GLIB FDSO 5 Implied GLIB Net Asset Value / Share GLIBA Share Price (6/9/20) 107.0 $80.33 $71.18 107.0 $78.31 $71.18 106.9 $76.28 $71.18 106.9 $74.26 $71.18 106.8 $72.23 $71.18 LBRDK Share Price (6/9/20) $132.64 $132.64 $132.64 $132.64 $132.64 Source: FactSet (as of 6/9/20) Note: For illustrative purposes, we have analyzed the transaction assuming stock consideration; potential tax leakage for LBRD within GLIB is $881mm 1. 2. 3. 4. 5. Assumes the higher end of GCI TEV range informed from the average value of trading analysis, precedent transactions and discounted cash flow valuation analyses Assumes the mid-point of Evite’s value based on DCF analysis with terminal range of 1.25x to 2.25x Includes preferred stock of $178mm and the 1.75% exchangeable senior debenture valued on a trading value basis of $685mm as of 6/9/20; book value as of 3/31/20 of $477mm Assumes 0.19% discount rate for RHC FY16-19 Settlement impact based on 1-year treasury rate on 6/9/20 Calculated using treasury stock method for different share of deferred tax savings retained by GLIB for LBRD 24 Implied Exchange Ratio 0.606x 0.590x 0.575x 0.560x 0.545x Implied Premium / (Discount) to Current GLIBA Share Price 12.9% 10.0% 7.2% 4.3% 1.5% Total Net Asset Value (SOTP) $8,596 $8,376 $8,156 $7,935 $7,715 Value of OpCo Assets Received $3,021 $3,021 $3,021 $3,021 $3,021 Total Publicly Traded Securities Value $8,963 $8,743 $8,523 $8,302 $8,082

Confidential

Illustrative Value to GLIB in a Second Step LBRD-Charter Combination

($ in millions, except per share data)

	Illustrative Value to GLIB in a Second Step LBRD-Charter Combination under Different Premiums				
GLIBA Share Price (6/9/20)	$71.18	$71.18	$71.18	$71.18	$71.18
GLIB Trading Value[1]	**$7,600**	**$7,600**	**$7,600**	**$7,600**	**$7,600**
Purchase Premium to GLIBA (%)	***0.0%***	***3.9%***	***5.0%***	***7.5%***	***10.0%***
Implied GLIBA Price per Share	$71.18	$73.94	$74.74	$76.52	$78.30
Implied FDSO	106.8	106.8	106.9	106.9	106.9
GLIB Purchase Price	**$7,600**	**$7,900**	**$7,987**	**$8,180**	**$8,373**
LBRDK Share Price (6/9/20)	$132.64	$132.64	$132.64	$132.64	$132.64
Implied Exchange Ratio[2]	**0.537x**	**0.557x**	**0.563x**	**0.577x**	**0.590x**
New LBRD Shares Issued	57.3	59.6	60.2	61.7	63.1
(*) PF Net Asset Value / Share	$155.78	$154.03	$153.53	$152.43	$151.34
GLIB Equity Value After a Second Step Transaction	$8,926	$9,174	$9,245	$9,400	$9,554
% Premium from a Second Step Transaction	***17.4%***	***16.1%***	***15.7%***	***14.9%***	***14.1%***
% Total Cumulative Premium	***17.4%***	***20.7%***	***21.6%***	***23.7%***	***25.7%***

Source: FactSet (as of 5/29/20)

Note: For illustrative purposes, we have analyzed a potential LBRD-Charter transaction assuming stock consideration; Charter valued at share price of $531.57 as of 6/9/20 on a pre-tax basis and LendingTree valued on a post-tax basis

1. As of 6/9/20, GLIB total FDSO is 106.8mm: Series A share price is $71.18 and has 102.0mm shares outstanding; Series B share price is $71.20 and has 4.8mm shares outstanding
2. Calculated as implied GLIBA share price with different premiums divided by LBRDK share price of $132.64 as of 6/9/20

EVERCORE

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GCI Liberty

Confidential

GLIB NAV Analysis with LBRD Shares Valued Based on Trading Value and Charter Shares Valued at Look-through Price within LBRD

($ in millions, except per share data)

- **Only LTREE Post-tax**: Adjusted for LendingTree's $221mm tax leakage
- **LBRD and LTREE post-tax**: Adjusted for LBRD's $881mm tax leakage and LendingTree's $221mm tax leakage

GLIB Net Asset Value

Company Name	Shares (mm)	Share Price (6/9/20)	Only LTREE Post-tax	LBRD and LTREE Post-tax
Publicly Traded Securities Portfolio				
LBRD	42.7	$132.64	$5,661	$4,781
Charter Communications	5.4	467.65 [1]	2,506	2,506
LendingTree	3.4	295.25	796	796
Total Publicly Traded Portfolio Asset Value			**$8,963**	**$8,082**
Hypothetical Value of Private Assets				
GCI [2]			$2,750	$2,750
Evite & Other [3]			21	21
Total Private Portfolio Asset Value			**$2,771**	**$2,771**
Financial Assets & Liabilities				
Total Cash			$569	$569
Total GCI Debt			(1,396)	(1,396)
Total Corporate Level Debt [4]			(1,985)	(1,985)
Net Debt			**(2,812)**	**(2,812)**
Other Financial Obligations [5]			(358)	(358)
Total Debt, Cash, Other Financial Assets and Liabilities			**($3,169)**	**($3,169)**
Plus: Capitalized Corporate Expense			($465)	($465)
Plus: NOL Carryforward Value			132	132
Plus: NPV of RHC FY19 Settlement on NWC [6]			114	114
Total Net Asset Value			**$8,346**	**$7,465**

Source: Company filings, Wall Street Research, FactSet (as of 6/9/20)

1. Calculated as ($24bn LBRD market equity Plus Net Debt Minus the mid-point of Skyhook valuation Plus NPV of Corporate Expense) divided by 54.1mm shares held by Charter within LBRD
2. Assumes the mid-point of GCI TEV range informed from the average value of trading analysis, precedent transactions and discounted cash flow valuation analyses
3. Assumes the mid-point of Evite's value based on DCF analysis with terminal range of 1.25x to 2.25x
4. Includes the 1.75% exchangeable senior debenture valued on a trading value basis of $685mm as of 6/9/20; book value as of 3/31/20 of $477mm
5. Includes indemnity to Qurate Retail and preferred stock
6. Assumes 0.19% WACC for RHC FY19 Settlement impact on NWC as of 1-year treasury rate on 6/9/20

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Confidential LBRD NAV Analysis with Charter Shares Valued Based on Trading Value ($ in millions, except per share data) LBRD Net Asset Value Publicly Traded Securities Portfolio Shares Share Price Company Name (mm) (6/9/20) Untaxed Value Charter 54.1 $531.57 $28,774 Hypothetical Value of Private Assets Skyhook 1 $29 Financial Assets and Liabilities Total LBRD Debt Cash and Cash Equivalents Total Debt, Cash, Other Financial Assets and Liabilities Plus: Capitalized Corporate Expense ($573) 19 ($555) (584) 2 Diluted Shares 183.1 Source: Company filings, Wall Street Research, FactSet (as of 6/9/20) 1. Assumes the mid-point of Skyhook’s value based on DCF analysis with terminal range of 1.5x to 3.5x 2. Calculated using treasury stock method with the LBRD NAV / Share 27 NAV Per LBRD Share $151.08 Total Net Asset Value $27,663 Total Private Portfolio Asset Value $29 Total Publicly Traded Portfolio Asset Value $28,774

Confidential Potential Tax Leakage Due to Public Market Securities Held by GLIB and LBRD ($ in millions, except per share data) Potential Tax Leakage for GLIB Securities Share Price Value of Shares Potential Tax Leakage Security Total Shares Price per Share Cost Basis (6/9/20) (as of 6/9/20) Gain Tax Leakage per GLIB Share LBRD 42.7 $56.23 $2,400 $132.64 $5,661 $3,261 $7.73 Charter 5.4 24.79 133 531.57 2,848 2,716 733 6.43 LendingTree 3.4 57.50 198 295.25 1,017 819 1.94 Potential Tax Leakage for LBRD Securities Share Price Value of Shares Tax Leakage Security Total Shares Price per Share Cost Basis (6/9/20) (as of 6/9/20) Gain Tax Leakage per LBRD Share Charter 54.1 $145.07 $7,852 531.57 $28,774 $20,921 $5,021 $27.44 Source: Company filings and GLIB management, FactSet (as of 6/9/20) Note: Assumes 27% tax rate for tax leakage on LBRD, Charter and LendingTree per GLIB management guidance; assumes 24% tax rate for tax leakage on Charter per LBRD management guidance 28 221 $881

Confidential

GLIB Consolidated Financial Summary

($ in millions)

	2019A	2020E	2021E	2022E	2023E	'19A-'23E CAGR
Revenue						
GCI	$875	$893	$896	$911	$919	1.3%
Evite	25	12	18	27	40	12.2%
Total Revenue	**$900**	**$905**	**$914**	**$937**	**$959**	1.6%
Expense (Excluding D&A)						
GCI [1]	($618)	($591)	($585)	($584)	($587)	Evercore Extrapolation[4]
Evite	(30)	(22)	(17)	(25)	(37)	
GLIB Corporate[1,2]	(17)	(16)	(17)[2]	(18)	(18)	
Adj. EBITDA	**$235**	**$276**	**$295**	**$311**	**$317**	7.8%
D&A						
GCI	$239	$236	$210	$176	$149	
Evite	-	-	-	-	-	
Total D&A	**$239**	**$236**	**$210**	**$176**	**$149**	
Capex						
GCI	($147)	($139)	($130)	($125)	($120)	
Evite	(1)	(1)	(1)	(1)	(1)	
Total Capex	**($148)**	**($140)**	**($130)**	**($125)**	**($121)**	
Adj. EBITDA - Capex	**$87**	**$135**	**$165**	**$185**	**$197**	22.7%
(-) Interest Expense		(149)	(129)	(129)	(130)	
(+ / -) Change in Working Capital		(1)	2	-	-	
(+) RHC Impact on NWC[3]		32	82	-	-	
(+) FCC Bidding Reserve Settlement		(9)	(9)	-	-	
(+) Denali Media Sale Proceeds		15	-	-	-	
(-) Verizon Deferred Revenue Adjustments		(4)	(4)	(4)	(4)	
(-) Taxes		-	-	-	-	
Levered Free Cash Flow		**$20**	**$109**	**$52**	**$62**	
Dividends Paid on Preferred Stock	(13)	(13)	(13)	(13)	(13)	
Debt (including Preferred Stock)	$3,533	$3,251	$3,245	$3,239	$3,233	
Cash	570	303	393	426	470	
Net Debt	**$2,963**	**$2,949**	**$2,853**	**$2,813**	**$2,763**	

Source: GCI Management

Note: Assumes 27% tax rate for Evite and GLIB corporate expense and 28% tax rate for GCI

1. Excludes stock-based compensation
2. Assumes mid point of 3-5% YoY growth rate on total corporate expenses starting 2021E per GLIB management guidance
3. Includes GLIB's RHC impact starting Q2'20 based on discussion with GLIB management
4. Calculated by Evercore based on 2021E figures provided by GLIB management and assuming a constant growth rate and Adj. EBITDA margin

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Confidential GLIB Financial Profile ($ in millions) Revenue Adj. EBITDA1 $914 $905 $897 $895 $895 $896 $296 $276 $263 $255 2019A 2020E 2021E 2019A 2020E 2021E % % 26.3% / 26.3% 30.5% / 28.5% 32.4% / 29.3% Margin Gr $870 25 - $893 12 - $896 18 - $257 (5) (17) $302 (10) (16) $311 1 (17) GCI Evite Corporate GCI Evite Corporate 2 Capex Adj. EBITDA1 - Capex $166 $148 148 $140 140 137 $115 $130 2019A 2020E 2021E 2019A 2020E 2021E % % 16.6% / 16.6% 15.5% / 15.6% 14.2% / 15.3% Revenue Re $147 1 - $139 1 - $130 1 - $110 (6) (17) $163 (11) (16) $181 1 (17) GCI Evite Corporate GCI Evite Corporate 2 Management Plan Wall Street Consensus Source: Wall Street Research, GLIB management projections and filings Note: Management provided forecast for GCI through to 2023, Evite through to 2021 and corporate expense through to 2020 with guidance that corporate expense 2021-2023 grows at 3-5% annually; management plan is pro forma for DMH sale anticipated Q3 2020. Management has not prepared Evite forecast beyond 2021 1. Excludes based compensation 2. GLIB corporate expense assumes 3-5% YoY growth rate on total corporate expenses starting 2021E per GLIB management guidance 30 venue9.7% / 9.7%15.0% / 12.9%18.1% / 14.0% $135 $126 $87 $87 owth 21.0% / 21.0%1.1% / 0.3%1.0% / (0.1%) $235 $235

Confidential

GCI Benchmarking vs Public Comparables

Wireless[1]

Revenue Growth


4.0%
0.0%
(4.0%)
0.8%
1.4%
1.9%
1.4%
2.7%
(0.8%)
(2.1%)
(3.0%)
(3.2%)
(3.0%)
GCI Wireless
AT&T Wireless
T-Mobile1
US Cellular
Verizon Wireless
Revenue Growth ('18-'19)
Revenue Growth ('19 - '20)

2019 EBITDA Margin[3]


50.0%
25.0%
0.0%
27.9%4
42.7%
34.8%
25.2%
45.7%
GCI Wireless
AT&T Wireless
T-Mobile
US Cellular
Verizon Wireless

	GCI Wireless	AT&T Wireless	T-Mobile	US Cellular	Verizon Wireless
EV / '20 EBITDA		7.2x	10.1x	4.7x	7.5x

Data[2]

Revenue Growth


8.0%
3.0%
(2.0%)
3.8%
2.0%
1.2%
6.3%
3.4%
3.5%
2.9%
3.2%
1.3%
(1.1%)
(0.7%)
(1.5%)
GCI ex-Wireless
Altice
Cable One
Charter Cable
Comcast Cable
Wow
Revenue Growth ('18-'19)
Revenue Growth ('19 - '20)

2019 EBITDA Margin[3]


50.0%
25.0%
0.0%
30.0%4
43.7%
45.9%
38.6%
41.6%
38.0%
GCI ex-Wireless
Altice
Cable One
Charter Cable
Comcast Cable
Wow

	GCI ex-Wireless	Altice	Cable One	Charter Cable	Comcast Cable	Wow
EV / '20 EBITDA		9.5x	18.9x	11.5x	9.8x	6.8x

Source: Factset (as of 6/9/20), Company filings, Wall Street research, GCI Management
Note: GCI not pro forma for sale of DMH

1. T-Mobile PF wireless services revenue growth and PF margin based on Citi research report (4/2/20); AT&T Wireless and Verizon Wireless segment information sourced from Moffett research reports (2/26/19 and 6/8/20)
2. Comcast Cable 2019 EBITDA margin represents operating cash flow margin; Charter Cable and Comcast Cable segment information sourced from Moffett research reports (6/4/19 and 5/27/20); Cable One pro forma based on revenue from filings and 2019 EBITDA margin from Wolfe research report (11/22/19)
3. TEV / '20 EBITDA multiples based on full company financials for AT&T, Verizon, Charter and Comcast,
4. GCI SG&A allocated proportionately between wireless and ex-wireless based on revenue

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Confidential GCI Analyst Valuations Methodology EBITDA Estimate EBITDA Multiple Value Source: Wall Street research (FBN 4.15.20, EVR 4.19.20, Pivotal 5.11.20) 32 EV / Estimated EBITDA $297 8.0x $2,378 FBN EV / 2020E EBITDA $263 8.0x $2,105 Evercore ISI 15% discount to Liberty purchase price N/A N/A $2,278 Pivotal

Confidential Selected Public Wireless Companies ($ in millions, except per share data) TEV / TEV / Share Market Total Enterprise EBITDA EBITDA - Capex Price Equity Net Debt / Dividend 2 Company 6/9/20 Value Value 2020 2021 2020 2021 EBITDA1 Yield AT&T Verizon T-Mobile U.S. Cellular Shentel $32.62 57.86 103.19 33.96 55.86 $233,788 239,844 128,411 2,991 2,785 $402,166 351,433 193,804 4,254 3,365 7.2x 7.0x 10.8x 12.4 24.5 NM 30.0 10.6x 11.9 2.6x 6.4% 4.3% NA NA 0.5% 7.5 10.1 4.7 13.1 7.3 9.2 4.7 12.1 2.3 3.5 1.2 2.3 4 4 4 3 4, 5 22.1 35.6 27.2 Source: Factset (as of 6/9/20), Company filings, Wall Street Research Note: Balance sheet data as of 3/31/20 1. 2. 3. 4. 5. LTM EBITDA as of 3/31/20; T-Mobile EBITDA as of 2019 Based on the latest dividend declared Based on 373mm TMO common stock share issuance to Sprint shareholders Based on Citi equity research report (4/2/20) PF core EBITDA; multiples of 8.1x and 7.9x for 2020 and 2021 at full run-rate synergies Based on network capex 33 Mean8.5x8.1x19.4x21.5x2.4x3.7% Median7.57.318.422.12.34.3%

Confidential Selected Public Cable Companies ($ in millions, except per share data) Share Price Market Equity Total TEV / TEV / Enterprise EBITDA EBITDA - Capex Net Debt / Dividend Company 6/9/20 Value Value 2020 2021 2020 2021 EBITDA1 Yield 2 $42.15 531.57 25.83 1,799.52 6.79 $196,506 128,654 15,585 10,447 588 $289,265 204,856 40,281 12,057 2,875 9.8x 11.5 9.5 18.9 6.8 8.8x 10.7 9.1 17.5 6.6 14.5x 18.5 13.5 33.3 16.0 12.7x 16.9 13.1 29.4 14.9 2.9x 4.4 5.8 2.7 5.3 2.2% NA NA 0.5% NA Comcast Charter Altice USA Cable One WOW! Source: Factset (as of 6/9/20), Company filings, Wall Street Research Note: Balance sheet data as of 3/31/20 1. 2. LTM EBITDA as of 3/31/20 Based on the latest dividend declared; Comcast declared $0.23 dividend / share on 5/13/20; Cable One declared $2.25 dividend / share on 5/15/20 34 Mean 11.3x 10.6x 19.2x 17.4x 4.2x 1.3% Median 9.8 9.1 16.0 14.9 4.4 1.3%

Confidential Selected Public Internet Companies ($ in millions, except per share data) Market Equity Total Enterprise Revenue Growth TEV / Revenue Share Price Company 6/9/20 Value Value 2020E 2021E '20 - '21 Zillow ANGI Homeservices Tripadvisor Yelp Eventbrite Cars.com $60.99 12.27 23.86 25.42 12.52 7.91 $13,474 6,076 3,202 2,058 1,180 531 $13,135 5,966 3,129 1,570 807 1,139 3.8x 4.4 4.8 1.9 5.4 2.2 2.7x 3.4 2.9 1.7 3.0 1.9 43.8% 28.1% 69.4% 15.5% 76.6% 12.7% Source: Factset (as of 6/9/20), Company filings, Wall Street Research 35 Mean $4,420 $4,291 3.8x 2.6x 40.4% Median 2,630 2,350 4.1x 2.8x 28.1%

Confidential Selected Public Telematics / Positioning Technology Companies ($ in millions, except per share data) Market Equity Total Enterprise Revenue Growth TEV / Revenue Share Price Company 6/9/20 Value Value 2020E 2021E '20 - '21 Integrated Solutions Hexagon Garmin Trimble Navigation TomTom NV Inseego Topcon Corp. ORBCOMM $59.29 98.13 43.93 8.71 10.02 9.74 4.35 $21,790 18,745 10,971 1,132 964 1,024 342 $24,242 17,357 12,835 690 1,069 1,421 555 5.8x 5.2 4.3 1.1 3.6 1.2 2.2 5.5x 4.6 4.0 1.0 2.9 1.0 1.9 5.8% 12.2% 8.7% 7.3% 24.2% 15.8% 17.4% Hardware / Modules u-blox Sierra Wireless CalAmp Telit $70.38 10.60 8.60 1.58 $488 385 296 209 $502 366 427 173 1.3x 0.6 1.3 0.4 1.2x 0.5 1.2 0.4 9.7% 10.0% 10.7% 10.1% Source: Factset (as of 6/9/20), Company filings, Wall Street Research 36 Mean $345 $367 0.9x 0.8x 10.1% Median 340 396 0.9x 0.8x 10.0% Mean $7,853 $8,310 3.3x 3.0x 13.1% Median 1,132 1,421 3.6x 2.9x 12.2%

Confidential Selected Wireless Precedent Transactions Total Enterprise Value ($bn) Date Announced TEV / LTM EBITDA Acquiror Target $52.6 1 130.0 3 7.1x2 4/28/18 9/3/13 7/12/13 6/10/13 10/3/12 3/20/11 11/7/08 6/5/08 T-Mobile Verizon AT&T SoftBank T-Mobile USA AT&T AT&T Verizon Sprint Verizon Wireless Leap Wireless Sprint (PF for Clearwire) MetroPCS 3 9.4 7.5 9.6 4.4 7.1 7.0 8.7 4 4.1 47.3 6.8 39.0 2.8 28.1 5 T-Mobile USA Centennial Communications Alltel Note: Includes transactions above $1 billion Source: Company filings and Wall Street research (1) (2) (3) (4) (5) Based on 373mm TMO common stock share issuance to Sprint shareholders at share price of $64.52 as of 4/27/2018 Calculated using Cash EBITDA Represents value of stake acquired Assumes 700MHz spectrum CVR is valued at cost of $204mm Withdrawn transaction 37 Mean7.6x Median7.3x

Confidential Selected Cable Precedent Transactions Date Annouced Total Enterprise Value ($mm) TEV / LTM EBITDA Acquiror Target 1 4/1/19 7/10/17 5/22/17 4/4/17 1/18/17 8/15/16 8/15/16 9/7/15 5/26/15 5/20/15 3/31/15 Cable One Atlantic Broadband TPG Liberty Interactive Cable One TPG TPG Altice Charter Altice Charter Fidelity Communications Metrocast Wave GCI NewWave RCN Grande Cablevision TWC Suddenlink Brighthouse $526 1,400 2,365 2,678 735 1,600 650 17,700 80,100 9,100 11,400 11.7x 2 11.6 11.9 3 9.3 4 5 11.5 8.3 6 8.6 6 8.8 7 9.5 8 10.1 9.5 8 Source: Company filings, Wall Street Research 1 2 3 4 5 6 7 8 Based on 2018 LQA EBITDA Based on CY2017E EBITDA Based on 3Q17 LTM EBITDA Based on 2016A EBITDA Based on Q3 2016 LQA EBITDA Based on 2015 EBITDA Wall Street estimate Based on LTM AOCF Based on 2014A EBITDA 38 Mean 10.1x Median 9.5

Confidential

Discounted Cash Flow Valuation for GCI

Valuation as of 3/31/20; using mid-year discounting

($ in millions)

Fiscal Year Ending Dec 31

	Q1'20A[1]	Q2-Q4'20E	2021E	2022E	2023E	Terminal
Total Revenue	**$224**	**$669**	**$896**	**$911**	**$919**	**$889[3]**
% Growth			*0.4%[2]*	*1.7%*	*0.9%*	
EBITDA	**$78**	**$224**	**$311**	**$326**	**$333**	**$303[3]**
% Margin	*34.7%*	*33.5%*	*34.7%*	*35.9%*	*36.2%*	*34.0%*
(-) D&A	(62)	(174)	(210)	(176)	(149)	(119)
% Revenue	*27.8%*	*26.0%*	*23.4%*	*19.3%*	*16.2%*	
(-) SBC	(1)	(7)	(8)	(8)	(8)	(8)
EBIT	**$14**	**$44**	**$93**	**$143**	**$176**	**$176**
% Margin	*6.5%*	*6.6%*	*10.4%*	*15.7%*	*19.2%*	*19.8%*
(-) Taxes @ 28%[4]	(4)	(12)	(26)	(40)	(49)	(49)
NOPAT	**10**	**32**	**67**	**103**	**127**	**127**
(+) D&A	62	174	210	176	149	119
(-) Capex	(32)	(107)	(130)	(125)	(120)	(119)[5]
(+ / -) Change in Working Capital	-	-	-	-	-	-
(+) RHC Impact on NWC	(25)	(25)	25	-	-	-
(+) FCC Bidding Reserve Settlement	-	(9)	(9)	-	-	-
(+) Denali Media Sale Proceeds	-	15	-	-	-	-
(-) Verizon Deferred Revenue Adjustments	(1)	(3)	(4)	(4)	(4)	(4)
Unlevered Free Cash Flow	**$15**	**$76**	**$160**	**$150**	**$152**	**$123**
Discount Period		0.38	1.25	2.25	3.25	
Discount Factor		0.98	0.92	0.86	0.81	
PV of Unlevered FCF (Assumed 6.75% WACC)		**$75**	**$147**	**$129**	**$123**	
NPV of Projected Cash Flow		**$474**				

Terminal Value (Perpetuity Growth)

Terminal Cash Flow	$123
Perpetuity Growth Rate	2.0%
Terminal Value	**$2,639**
Discount Factor	*0.81x*
PV of Terminal Value	$2,134
Total Implied TEV	**$2,608**

Exit Perpetuity Growth

WACC (%)	1.5%	2.0%	2.5%
6.25%	$2,634	$2,900	$3,236
6.75%	2,395	2,608	2,871
7.25%	2,198	2,371	2,582

Implied TEV / Terminal EBITDA Multiple

WACC (%)	1.5%	2.0%	2.5%
6.25%	8.9x	10.0x	11.4x
6.75%	8.1	9.0	10.1
7.25%	7.4	8.2	9.1

Source: GCI 2020 Budget Presentation Long Range Plan
Note: DCF analysis pro forma for DMH sale
1. Normalized Q1'2020 revenue and EBITDA reduced by RHC Maniilaq adjustment of $8.7mm
2. Represents YoY revenue growth rate from 2020E
3. Revenue and EBITDA reduced by $30mm because of reduced Verizon roaming contribution after 2023
4. Tax rate based on management guidance on GCI tax rate
5. Adjusted by $1mm capex savings from Verizon roaming beyond 2023

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Confidential

GLIB NOL and RHC FY16-19 Valuation

Valuation as of 3/31/20; using mid-year discounting

($ in millions)

GLIB NOL Valuation

	Q2-Q4'20E	2021E	2022E	2023E	2024E	2025E	2026E	2027E
Federal NOLs								
Pre-2018 NOLs - (100% Utilization Allowed)	$ -	$ -	$90	$119	$150	$ -	$ -	$ -
Post-2018 NOLs - (80% Utilization Allowed)	-	-	-	-	19	136	126	-
Federal Income Tax Rate	21%							
Pre-2018 NOL Benefits	-	$ -	$19	$25	$32	$ -	$ -	$ -
Post-2018 NOL Benefits	-	-	-	-	4	29	26	-
Total Federal NOL Benefits	**$ -**	**$ -**	**$19**	**$25**	**$36**	**$29**	**$26**	**$ -**
PV of Total Federal NOLs at 6.75% WACC	**$ -**	**$ -**	**$16**	**$20**	**$27**	**$20**	**$18**	**$ -**
NPV of Federal NOLs at 6.75% WACC								**$101**
State NOLs								
Alaska: Utilized During the Year	$ -	$ -	$75	$100	$142	$143	$91	$ -
State Tax Rate	9.4%							
Total Alaska NOL Benefits[1]	**$ -**	**$ -**	**$6**	**$7**	**$11**	**$11**	**$7**	**$ -**
PV of Total Alaska State NOLs at 6.75% WACC	**$ -**	**$ -**	**$5**	**$6**	**$8**	**$8**	**$5**	**$ -**
NPV of Alaska State NOLs at 6.75% WACC								**$31**
NPV of Total Federal and State NOLs								**$132**
Memo								
Discount Period	0.38	1.25	2.25	3.25	4.25	5.25	6.25	7.25
Discount Factor	0.98	0.92	0.86	0.81	0.76	0.71	0.66	0.62

GLIB RHC FY19 Valuation

	Q2-Q4'20E	2021E
RHC FY16-19 Settlement	$57	$57
PV of RHC FY16-19 Settlement[2]	$57	$57
NPV of RHC FY16-19 Settlement		**$114**

Source: GCI Management
1. Calculated as (1- federal tax rate 21%) multiplied by Alaska state tax rate 9.4%
2. Assumes 0.19% discount rate for RHC FY16-19 Settlement impact based on 1-year treasury rate on 6/9/20

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Confidential

Discounted Cash Flow Valuation for Charter

Valuation as of 3/31/20; using mid-year discounting

($ in millions)

	Q1'20A	Q2-Q4'20E	2021E	2022E	2023E	Terminal
			Fiscal Year Ending Dec 31			
Total Revenue	**$11,738**	**$35,587**	**$49,523**	**$52,380**	**$55,123**	**$55,123**
% Growth			*4.6%*[1]	*5.8%*	*5.2%*	
Adj. EBITDA	**$4,396**	**$13,453**	**$19,100**	**$20,948**	**$22,323**	**$22,323**
% Margin	*37.5%*	*37.8%*	*38.6%*	*40.0%*	*40.5%*	*40.5%*
(-) D&A	(2,497)	(7,342)	(9,764)	(9,695)	(9,752)	(7,375)
% Revenue	*21.3%*	*20.6%*	*19.7%*	*18.5%*	*17.7%*	
(-) SBC	(90)	(238)	(343)	(363)	(382)	(382)
EBIT	**$1,809**	**$5,873**	**$8,993**	**$10,890**	**$12,188**	**$14,565**
% Margin	*15.4%*	*16.5%*	*18.2%*	*20.8%*	*22.1%*	*26.4%*
(-) Taxes @ 25%	(452)	(1,468)	(2,248)	(2,722)	(3,047)	(3,641)
NOPAT	**1,357**	**4,405**	**6,745**	**8,167**	**9,141**	**10,924**
(+) D&A	2,497	7,342	9,764	9,695	9,752	7,375
(-) Capex	(1,461)	(5,355)	(6,934)	(7,158)	(7,375)	(7,375)
(+ / -) Change in Working Capital[2]	(312)	(23)	(198)	(226)	(275)	(275)
Unlevered Free Cash Flow	**$2,081**	**$6,369**	**$9,375**	**$10,478**	**$11,243**	**$10,649**
Discount Period		0.38	1.25	2.25	3.25	
Discount Factor		0.98	0.93	0.88	0.83	
PV of Unlevered FCF (Assumed 6.0% WACC)		**$6,232**	**$8,717**	**$9,191**	**$9,303**	
NPV of Projected Cash Flow		**$33,443**				

Total Enterprise Value

WACC (%)	10.5x	11.5x	12.5x
5.5%	$225,500	$243,762	$262,024
6.0%	221,825	239,766	257,707
6.5%	218,229	235,857	253,484

Implied Equity Value / Share

WACC (%)	10.5x	11.5x	12.5x
5.5%	$620.56	$694.55	$768.54
6.0%	605.64	678.34	751.03
6.5%	591.06	662.48	733.90

Assumed Exit Multiple

Terminal EBITDA	$22,323
Terminal EBITDA Multiple	11.5x
Implied Perpetuity Growth Rate	1.7%
Terminal Value	**$256,711**
Discount Factor	*0.80x*
PV of Terminal Value	$206,323
Total Enterprise Value	**$239,766**
(+) Cash & Equivalents (3/31/20)	2,908
(-) Debt (3/31/20)	(79,110)
(+) NPV of NOL Benefits	1,314
Implied Equity Value	**$164,877**
Implied FDSO	243.1
Implied Equity Value / Share	**$678.34**
% Premium to Current	*27.6%*

Source: Company Filings, Wall Street Research
1. Represents YoY revenue growth rate from 2020E
2. NWC projections based on Wall Street research model

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Confidential Charter NOL Valuation Valuation as of 3/31/20; using mid-year discounting ($ in millions) Q2-Q4'20E 2021E EBT (Pre-NOL) Less: NOL Usage $2,811 (2,811) $4,837 (3,770) EBT (Post NOL) $ - $1,067 NOLs Beg. of Period Plus: Accumulation Less: Usage End of Period $6,581 - (2,811) $3,770 - (3,770) 1 PV of Total Federal NOLs at 6.0% WACC $578 $736 Memo Discount Period Discount Factor 0.38 0.98 1.25 0.93 Source: Company filings 1. Represents NOL balance at the end of Q1 2020 42 NPV of Federal NOLs at 6.0% WACC$1,314 Tax Benefits at 21% Federal Income Tax Rate$590$792 $6,581 $3,770$ -

Confidential Indexed Stock Price Performance LBRD Series C shares, GLIB Series A shares and LendingTree LBRDK Average Share Price GLIBA Average Share Price LTREE Average Share Price Last Day (6/9/20) $132.64 $71.18 $295.25 80% 43.2% 40% 30.1% 0% (16.5%) (40%) (80%) Mar-18 Jun-18 Aug-18 Nov-18 Feb-19 Apr-19 Jul-19 Oct-19 Dec-19 Mar-20 Jun-20 LBRDK GLIBA TREE Source: FactSet 43 Last Week (6/3/20) 135.18 71.78 286.01 Last Month (5/11/20) 129.61 66.85 261.01 Last 3 Months (3/10/20) 119.77 60.16 225.75 Last 6 Months (12/10/19) 124.44 66.28 264.99 Last 1 Year (6/10/19) 116.25 65.33 306.96 Last 2 Years (6/11/18) 100.30 57.71 292.30 Since Inception (3/12/18) 97.85 56.61 293.49

Confidential GCI Illustrative WACC Analysis ($ in millions, except per share data) Wireless Weighted Average Cost of Capital (WACC) Current Share Price 6/9/20 Market Equity Value Total Debt and Preferreds Debt + Preferred / Capital 1 Total Debt Preferred Stock Adjusted Beta Unlevered Unlevered Beta 1 Company Beta 0.30 0.38 0.46 0.54 0.62 0.70 30.0% 35.0% 40.0% 45.0% 50.0% Wireless AT&T Verizon T-Mobile USA U.S. Cellular Shentel $32.62 57.86 103.19 33.96 55.86 $233,788 239,844 128,411 2,991 2,785 $164,269 117,736 110,597 1,509 712 ---- ---- --$164,269 117,736 110,597 1,509 712 41.3% 32.9% 46.3% 33.5% 20.4% 0.58 0.48 0.53 0.59 0.67 0.88 0.66 0.87 0.81 0.80 Assumes MRP of 6.2%, Cost of Debt of 6.4%, Size Premium of 1.5% Cost of Debt 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 30.0% 35.0% 40.0% 45.0% 50.0% Cable Charter Comcast Altice USA Cable One WOW! $531.57 42.15 25.83 1,799.52 6.79 $128,654 196,506 15,585 10,447 588 $79,110 105,300 24,823 1,852 2,323 --1,259 66 ---- $79,110 106,559 24,889 1,852 2,323 38.1% 35.2% 61.5% 15.1% 79.8% 0.86 0.93 1.02 0.94 1.29 0.59 0.66 0.46 0.83 0.33 Assumes MRP of 6.2%, Unlevered beta of 0.50x, Size Premium of 1.5% Cable Weighted Average Cost of Capital (WACC) 1 Unlevered Beta 0.30 0.38 0.46 0.54 0.62 0.70 30.0% 35.0% 40.0% 45.0% 50.0% Bottoms Up Bottoms Up Cable Wireless Cable Wireless Risk Free Rate Pre-Tax Cost of Debt Assumes MRP of 6.2%, Cost of Debt of 6.4%, Size Premium of 1.5% Cost of Debt 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 30.0% 35.0% 40.0% 45.0% 50.0% Segmented Weighted WACC Assumes MRP of 6.2%, Unlevered beta of 0.50x, Size Premium of 1.5% Source: Company filings, Wall Street research, Factset (6/9/20) 1. 2. 3. 4. 5. Unlevered Beta calculated as: 2-year Adjusted Beta / [1+(1-tax rate)*((D+P)/E)] 20-year U.S. Treasury bond yields as of 6/9/20 Duff and Phelps 2020 Handbook, long-horizon supply side for low and historical for high Size Premium based on Duff and Phelps 2020 Handbook, 7th decile for companies with $1.0bn - $1.7bn market capitalization Represents weighted average cost of debt for BB rating communications companies; calculated as 10 year treasury rate plus BB rating communications companies’ corporate spread 44 Target D/ EV Target D/ EV Target D/ EV Target D/ EV 70% Cable / 30% Wireless Based on Revenue 6.25% 7.38% 71% Cable / 29% Wireless Based on GM 6.25% 7.38% 5.52% 5.74% 5.97% 6.19% 6.42% 6.64% 5.45% 5.71% 5.97% 6.24% 6.50% 6.76% 5.38% 5.68% 5.98% 6.28% 6.58% 6.88% 5.31% 5.65% 5.99% 6.32% 6.66% 7.00% 5.24% 5.62% 5.99% 6.37% 6.74% 7.12% WACC Low High Low High 5 6.4% 6.4% Tax Rate 28.0% 28.0% Target Debt/Capital 40.0% 50.0% 6.4% 6.4% 28.0% 28.0% 30.0% 40.0% WACC 6.27% 7.40% 6.19% 7.34% Cost of Equity Low High Low High 2 1.37% 1.37% Market Risk Prem.3 6.17% 7.15% Unlevered Beta 1 0.50 0.60 Levered Beta 0.74 1.03 4 Size Premium 1.47% 1.47% 1.37% 1.37% 6.17% 7.15% 0.50 0.60 0.65 0.89 1.47% 1.47% Cost of Equity 7.41% 10.22% 6.88% 9.19% 5.13% 5.59% 6.04% 6.50% 6.96% 7.41% 5.20% 5.65% 6.10% 6.56% 7.01% 7.46% 5.28% 5.72% 6.17% 6.61% 7.05% 7.50% 5.35% 5.79% 6.23% 6.66% 7.10% 7.54% 5.42% 5.86% 6.29% 6.72% 7.15% 7.58% Mean 45.9% 1.01 0.57 Median 38.1% 0.94 0.59 5.52% 5.74% 5.97% 6.19% 6.42% 6.64% 5.45% 5.71% 5.97% 6.24% 6.50% 6.76% 5.38% 5.68% 5.98% 6.28% 6.58% 6.88% 5.31% 5.65% 5.99% 6.32% 6.66% 7.00% 5.24% 5.62% 5.99% 6.37% 6.74% 7.12% Mean 34.9% 0.80 0.57 Median 33.5% 0.81 0.58 5.13% 5.59% 6.04% 6.50% 6.96% 7.41% 5.20% 5.65% 6.10% 6.56% 7.01% 7.46% 5.28% 5.72% 6.17% 6.61% 7.05% 7.50% 5.35% 5.79% 6.23% 6.66% 7.10% 7.54% 5.42% 5.86% 6.29% 6.72% 7.15% 7.58%

Confidential Evite Illustrative WACC Analysis ($ in millions, except per share data) Current Share Price Market Equity Total Debt and Debt + Preferred Total Adjusted Unlevered Company 6/9/20 Value Debt Pref. Stock Preferreds / Capital Beta Beta Zillow Angie's List Tripadvisor Yelp Eventbrite Cars.com $60.99 12.27 23.86 25.42 12.52 7.91 $13,474 6,076 3,202 2,058 1,180 531 $2,279 242 725 - - 795 - - - - - - $2,279 242 725 - - 795 14.5% 3.8% 18.5% - - 59.9% 1.69 1.10 1.37 1.24 1.79 1.41 1.44 1.06 1.12 1.24 1.79 0.57 Bottoms Up Internet Comps Cost of Equity Low High Risk Free Rate 2 Market Risk Prem.3 Unlevered Beta 1 Levered Beta Size Premium 4 1.37% 6.17% 1.10 1.10 4.99% 1.37% 7.15% 1.20 1.20 4.99% Target Debt / Capital 0.0% 0.0% Source: Company filings, Wall Street research, Factset (6/9/20) 1. 2. 3. 4. Unlevered Beta calculated as: 2-year Adjusted Beta / [1+(1-tax rate)*((D+P)/E)] 20-year U.S. Treasury bond yields as of 6/9/20 Duff and Phelps 2020 Handbook, long-horizon supply side for low and historical for high Size Premium based on Duff and Phelps 2020 Handbook, 10th decile for companies with market capitalization smaller than $230mm 45 WACC 13.15% 14.94% Cost of Equity 13.15% 14.94% Mean16.1%1.431.20 Median9.2%1.391.18

Confidential

Skyhook Illustrative WACC Analysis

($ in millions, except per share data)

Company	Share Price 6/9/20	Market Equity Value	Total Debt	Pref. Stock	Total Debt and Preferreds	Current Debt + Preferred / Capital	Current Adjusted Beta	Current Unlevered Beta
Integrated Solutions								
Hexagon	$59.29	$21,790	$2,915	-	$2,915	11.8%	0.95	0.84
Garmin	98.13	18,745	53	-	53	0.3%	0.97	0.97
Trimble Navigation	43.93	10,971	2,080	-	2,080	15.9%	1.28	1.07
TomTom NV	8.71	1,132	49	-	49	4.1%	0.87	0.84
Inseego	10.02	964	98	37	135	12.3%	1.22	1.07
Topcon Corp.	9.74	1,024	533	-	533	34.2%	1.29	0.85
ORBCOMM	4.35	342	281	0	282	45.2%	2.17	1.19
					Mean	**17.7%**	**1.25**	**0.98**
					Median	**12.3%**	**1.22**	**0.97**
Hardware / Modules								
Digi	$1.03	$8,000	$1,176	-	$1,176	12.8%	0.48	0.42
u-blox	70.38	488	149	-	149	23.4%	1.08	0.83
Sierra Wireless	10.60	385	53	-	53	12.1%	1.04	0.91
CalAmp	8.60	296	239	-	239	44.7%	1.31	0.72
Telit	1.58	209	42	-	42	16.8%	1.12	0.93
					Mean	**22.0%**	**1.00**	**0.76**
					Median	**16.8%**	**1.08**	**0.83**

Cost of Equity	Bottoms Up – Integrated Solutions / Hardware / Modules: Low	Bottoms Up – Integrated Solutions / Hardware / Modules: High
Risk Free Rate [2]	1.37%	1.37%
Market Risk Prem. [3]	6.17%	7.15%
Unlevered Beta [1]	0.80	0.90
Levered Beta	0.80	0.90
Size Premium [4]	4.99%	4.99%
Cost of Equity	**11.30%**	**12.80%**
Target Debt / Capital	0.0%	0.0%
WACC	**11.30%**	**12.80%**

Source: Company filings, Wall Street research, Factset (6/9/20)

1. Unlevered Beta calculated as: 2-year Adjusted Beta / [1+(1-tax rate)*((D+P)/E)]
2. 20-year U.S. Treasury bond yields as of 6/9/20
3. Duff and Phelps 2020 Handbook, long-horizon supply side for low and historical for high
4. Size Premium based on Duff and Phelps 2020 Handbook, 10th decile for companies with market capitalization smaller than $230mm

EVERCORE

46

GCI Liberty

Confidential Charter Observable WACC Analysis ($ in millions, except per share data) Cost of Equity Low High Cost of Debt Risk Free Rate 2 Market Risk Prem.3 Observable Beta Size Premium 4 4.25% 4.75% 5.25% 5.75% 6.25% 1.37% 6.17% 0.86 (0.28%) 1.37% 7.15% 0.86 (0.28%) 1.37% 1.50% 2.00% 2.50% 3.00% Assumes MRP of 6.17%, Observable Beta of 0.86x, Size Premium of (0.28%) Cost of Debt WACC Low High 4.25% 4.75% 5.25% 5.75% 6.25% Pre-Tax Cost of Debt 5 Tax Rate Target Debt/Capital 4.25% 25.0% 38.1% 4.25% 25.0% 38.1% 1.37% 1.50% 2.00% 2.50% 3.00% Assumes MRP of 7.15%, Observable Beta of 0.86x, Size Premium of (0.28%) Source: Company filings, Wall Street research, Factset (6/9/20) 1. 2. 3. 4. 5. Unlevered Beta calculated as: 2-year Adjusted Beta / [1+(1-tax rate)*((D+P)/E)] 20-year U.S. Treasury bond yields as of 6/9/20 Duff and Phelps 2020 Handbook, long-horizon supply side for low and historical for high Size Premium based on Duff and Phelps 2020 Handbook, 1st decile for companies with over $31bn market capitalization Assumes pre-tax cost of debt equal to the 4.25% YTW of Charter’s $1.2bn 5.875% debentures due 2040 47 Risk-free Rate Risk-free Rate WACC 5.17% 5.69% 5.69%5.83%5.97%6.12%6.26% 5.77%5.91%6.05%6.20%6.34% 6.08%6.22%6.36%6.51%6.65% 6.39%6.53%6.67%6.82%6.96% 6.70%6.84%6.98%7.13%7.27% Cost of Equity 6.38% 7.22% 5.17%5.31%5.45%5.60%5.74% 5.25%5.39%5.53%5.68%5.82% 5.56%5.70%5.84%5.99%6.13% 5.87%6.01%6.15%6.29%6.44% 6.18%6.32%6.46%6.60%6.75%